UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material under ss.240.14a-12

LITHIUM AMERICAS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if

other than the Registrant)

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☑	No fee required
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(Formerly 1397468 B.C. Ltd.)

WEDNESDAY, JUNE 11, 2025 at 9:00 A.M. PST

www.virtualshareholdermeeting.com/LAC2025

2025	NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Letter to LAC Shareholders

April 30, 2025

Dear fellow Lithium Americas shareholders,

Fiscal year 2024 was literally groundbreaking for Lithium Americas. We accomplished significant strategic milestones that set the foundation for us to drive development at Thacker Pass. It was our first full year as a pure-play North American lithium company and we enhanced key partnerships to continue to build value.

Both the beginning and the end of the year represented significant inflection points for the company and Thacker Pass. In March 2024, we received a conditional commitment from the U.S. Department of Energy (“DOE”) for the largest Advanced Technology Vehicles Manufacturing (“ATVM”) loan for a critical mineral resource development project under the ATVM Loan Program. Following months of rigorous due diligence, Lithium Americas and the DOE closed the $2.26 billion loan (“DOE Loan”) in October 2024, for financing the construction of the Phase 1 processing facilities at Thacker Pass.

Throughout mid-2024, lithium prices declined with market sentiment and macroeconomic pressures affecting the battery value chain, which affected lithium equity markets. To avoid shareholder dilution, raise capital with a compelling transaction and strengthen an already strong relationship with General Motors Holdings LLC (“GM”), we announced a joint venture with GM for Thacker Pass in October 2024 (the "Joint Venture"). GM’s combined $625 million of cash and letters of credit to acquire 38% of Thacker Pass increased their total investment at the Lithium Americas corporate and Thacker Pass project levels to a combined $945 million. This is the largest investment publicly disclosed to date by a U.S. OEM (original equipment manufacturer) in a lithium carbonate project and highlights the strategic importance of Thacker Pass in creating a domestic supply chain. GM has been and continues to be an excellent partner, strategic investor and long-term offtake customer.

Throughout 2024, we worked to put in place the final pieces of the project financing, including a $275 million equity raise. We also prepared for the ramp-up to major construction, including increasing our focus on safety with additional initiatives, training and management systems. We added key roles throughout the organization to build our owners’ team and a team focused on preparing for operational readiness.

We started 2025 on a strong positive note. In January, we announced a substantial mineral estimate update for Thacker Pass, now the largest measured lithium reserve and resource in the world. The result of the updated Technical Report indicates a multigenerational opportunity, which has the potential to create of thousands of American jobs while helping the U.S. regain independence in its future critical mineral needs.

In March 2025, Orion Resource Partners LP (“Orion”), a leading global investment firm dedicated to metals and materials, committed to a $250 million strategic investment that enabled Lithium Americas to satisfy all remaining equity capital fundraising requirements from both the DOE and GM.

On April 1, 2025, together with our partners – the U.S. DOE, GM and Orion, we achieved fully funded status at both the corporate and project level for the duration of construction and declared the financial investment decision (“FID”) for Phase 1 of Thacker Pass. Our ability to achieve our financial goals against a challenging macroeconomic market is a testament to the resilience and dedication of the Lithium Americas team and the unwavering support of our strategic partners.

We ended 2024 with a strong cash position of approximately $594 million and have since received in 2025 additional cash of $220 million on closing Orion’s initial strategic investment and $100 million from GM on declaring FID. This positions us well as we advance to major construction with first concrete pour of the processing plant pad scheduled for May 2025 and first steel installation scheduled for September 2025. We have completed over 55% of detailed engineering and look to increase that to approximately 90% by year-end 2025. This high level of detailed engineering helps de-risk the project in terms of project schedule and cost. We expect to achieve first draw on the DOE Loan in the third quarter of 2025 and currently are targeting mechanical completion in late 2027.

i

On behalf of everyone at Lithium Americas, thank you for your continued support as we build Thacker Pass to help secure America’s energy future.

Sincerely,

Kelvin Dushnisky Executive Chair of the Board	Jonathan Evans President & CEO

Notice of 2025 Annual and Special
Meeting of Shareholders

Dear Shareholders:

The Board of Directors (the “Board”) of Lithium Americas Corp. (the “Company” or “LAC”) invites you to attend the 2025 Annual and Special Meeting of holders (“Shareholders”) of common shares (“Shares”) of the Company (the “Annual Meeting”) on Wednesday, June 11, 2025 at 9:00 a.m. Pacific Time on Broadridge’s virtual meeting platform: www.virtualshareholdermeeting.com/LAC2025. The virtual meeting platform allows all of our Shareholders to attend.

The Annual Meeting is being held for the following purposes:

•
To receive the audited consolidated financial statements of the Company for the year ended December 31, 2024 and the auditor’s report thereon;
•
To fix the number of directors at eight (8);
•
To elect the eight (8) Board-recommended director nominees named in this Proxy Statement to serve for the ensuing year;
•
To appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants (“PwC”), as the Company’s independent registered public accounting firm for the ensuing year and authorize the Board to fix their remuneration;
•
To approve the Amended and Restated Lithium Americas Corp. Equity Incentive Plan (the “A&R Plan”); and
•
To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements thereof.

All shareholders of record (the “Shareholders”) at the close of business on April 15, 2025 (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Your votes are important to us. We encourage you to read the Annual Meeting materials in advance to allow for meaningful participation in the voting process and we encourage you to vote your proxy in advance of the Annual Meeting. To ensure your vote is counted, you are requested to vote your shares promptly. Voting by the internet or telephone is fast and convenient, and your vote is immediately tabulated. In addition, by using the internet or telephone, you help reduce the Company’s postage and proxy tabulation costs.

We are electronically disseminating Annual Meeting materials to Shareholders, as permitted under the “Notice and Access” rules approved by the U.S. Securities and Exchange Commission (the “SEC”). Shareholders to whom Notice and Access applies will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if desired. If you are present at the Annual Meeting, you may vote online even if you already voted your proxy by the internet, telephone, or mail.

The Proxy Materials for the Annual Meeting and the 2024 Annual Report on Form 10-K for the Year Ended December 31, 2024 are available at www.proxyvote.com.

If you have any questions relating to the attached document or with the completion and delivery of your proxy, please contact Morrow Sodali (Canada) Ltd., the proxy solicitation agent, by telephone at 1.888.444.0623 (North American Toll Free); or 1.289.695.3075 (Collect Outside North America); or by email at assistance.investor@sodali.com.

Thank you for your continued investment in Lithium Americas Corp.

By Order of the LAC Board of Directors,

Kelvin Dushnisky

Executive Chair

April 30, 2025

About the Annual Meeting

About the Company

On January 23, 2023, the Company was incorporated under the Business Corporations Act (British Columbia) for the sole purpose of acquiring ownership of the North American business assets and investments of Lithium Americas Corp. (“Old LAC”), which is now named Lithium Argentina AG (formerly Lithium Americas (Argentina) Corp.) (“Lithium Argentina”) pursuant to a separation transaction (the “Separation”) that was undertaken on October 3, 2023. Upon consummation of the Separation, the Company was re-named Lithium Americas Corp. The Separation was implemented under the laws of British Columbia pursuant to an arrangement agreement between the Company and Old LAC (the “Arrangement”).

All dollar amounts in this Proxy Statement are in U.S. Dollars unless otherwise indicated.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is for LAC Shareholders to consider and act upon the proposals described in this Proxy Statement and any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the performance of the Company and respond to questions from shareholders.

Proposals to be Voted Upon at the Annual Meeting

At the Annual Meeting, the Company’s Shareholders will be asked to consider and vote upon the following four proposals:

•
to fix the number of directors at eight (8);
•
to elect the eight (8) Board-recommended director nominees named in this Proxy Statement to serve for the ensuing year;
•
to appoint PwC as the Company’s independent registered public accounting firm for the ensuing year and authorize the Board to fix their remuneration; and
•
to approve the A&R Plan.

In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered. As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the Shareholders, proxies will be voted in accordance with the judgment of the proxy holder.

Recommendation of the Board

The Board recommends that you vote FOR fixing the number of directors at eight (8) (Proposal No. 1); FOR each of the director nominees to the Board (Proposal No. 2); FOR the appointment of PwC as the Company’s independent registered public accounting firm for the ensuing year and authorization of the Board to fix their remuneration (Proposal No. 3); and FOR approval of the A&R Plan (Proposal No. 4).

Voting at the Annual Meeting

The Company’s Shares are the only securities of LAC that entitles Shareholders to vote generally at the Annual Meeting. The Company’s authorized capital consists of an unlimited number of Shares without par value. Each Share outstanding on the Record Date entitles the holder thereof to one vote at the Annual Meeting. As of the Record Date, 218,686,462 Shares were issued and outstanding. LAC’s Shares are listed and traded on the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange (“TSX”) under the ticker symbol “LAC.”

Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As a Shareholder of record, you may vote at the Annual Meeting or by proxy by signing and submitting your proxy card or by submitting your vote by telephone or the internet. Whether or not you plan to attend the Annual Meeting, you are urged to vote by way of telephone or the internet or by completing and returning the proxy card. If you submit a proxy but do not give voting instructions as to how your Shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of LAC’s Board as stated in this Proxy Statement.

Shareholders who have given a proxy may revoke it at any time not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Annual Meeting time or, if adjourned, any reconvened meeting time by sending written notice of revocation signed by the Shareholder or their authorized attorney (or for corporations who are Registered Shareholders, by an authorized officer or attorney under the corporate seal) to the Company’s head office at Lithium Americas Corp., 3260 - 666 Burrard St, Vancouver, BC V6C 2X8. A proxy may also be revoked in any other manner permitted by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the time of the revocation. A Shareholder attending the Annual Meeting has the right to vote virtually at the Annual Meeting, including a Shareholder who previously voted by proxy and, if he or she does so, his or her proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote or specifically so request at the Annual Meeting.

If, on the Record Date, you hold Shares in an account with a brokerage firm, bank or other nominee, then you are a beneficial owner of the Shares and hold such Shares in “street name,” and these proxy materials will be forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Shares held in their account, and the nominee has enclosed or provided voting instructions for you to use in directing how to vote your Shares. The nominee that holds your Shares, however, is considered the Shareholder of record for purposes of voting at the Annual Meeting. Because you are not the Shareholder of record, you may not vote your Shares at the Annual Meeting unless a legal proxy from your broker, bank or other nominee appointing you as proxyholder is obtained. Whether or not you plan to attend the Annual Meeting, you are urged to vote by following the voting instructions provided to you to ensure that your vote is counted.

If you are a beneficial owner and do not vote, and your broker, bank or other nominee does not have discretionary power to vote your Shares, your Shares may constitute “broker non-votes.” Broker non-votes occur when Shares held by a broker for a beneficial owner are not voted with respect to a particular proposal and generally occur because the broker (1) does not receive voting instructions from the beneficial owner, and (2) lacks discretionary authority to vote the Shares. Brokers and other nominees have discretionary authority to vote on ratification of the Company’s independent registered public accounting firm for clients who have not provided voting instructions. However, without voting instructions from their clients, they cannot vote on “non-routine” proposals, including the election of directors and approval of the A&R Plan. Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting.

If you are a beneficial Shareholder wishing to change your vote you must, at least seven days before the Annual Meeting, contact your intermediary to change your vote and follow your intermediary’s instructions. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. If you receive more than one Notice, it is because your Shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice received to ensure that all your Shares are voted.

Quorum Requirement for the Annual Meeting

The Company’s articles of incorporation provide that the quorum for the transaction of business at the Annual Meeting is at least two Shareholders who hold in aggregate at least 5% of the issued Shares entitled to vote at the Annual Meeting. A simple majority of the votes cast at the Annual Meeting, whether virtually, by proxy or otherwise, will constitute approval of any item of business considered at the Annual Meeting. Abstentions (i.e., if you or your broker mark “ABSTAIN” or “WITHHOLD” on a proxy or voting instruction form, or if a Shareholder of record attends the Annual Meeting but does not vote (either before or during the Annual Meeting)) and broker non-votes will be considered to be Shares present at the meeting for purposes of a quorum.

Required Votes

Setting the number of Directors. Shareholders will be asked to approve setting the number of directors for the Company at eight (8).

Election of Directors. Shareholders will be asked to elect the eight (8) Board-recommended director nominees named in this Proxy Statement to serve for the ensuing year.

Appointment of the Company’s independent registered public accounting firm. Shareholders will be asked to approve the proposal to appoint PwC as LAC’s independent registered public accounting firm for the ensuing year and authorize the Board to fix their remuneration.

A&R Plan. Shareholders will be asked to approve the A&R Plan.

Solicitation of Proxies

Solicitation of proxies is being made by and on behalf of management of the Company and may be made via the Internet, mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Shares that those companies or persons hold of record, and the Company will reimburse the forwarding expenses.

We have retained Morrow Sodali (Canada) Ltd. to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $37,200 plus reimbursement of out-of-pocket expenses. In addition, the Company has retained Broadridge Financial Solutions, Inc. to provide various services relating to the tabulation of votes, for an aggregate fee of approximately $4,500. The Company will bear all costs of solicitation.

Default Voting

A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly execute and submit a proxy, but do not provide any voting instructions and you appoint the Management Nominees named in the form of proxy, your Shares will be voted FOR fixing the number of directors at eight (8) (Proposal No. 1); FOR each of the director nominees to the Board (Proposal No. 2); FOR the appointment of PwC as the Company’s independent registered public accounting firm for the ensuing year and authorization of the Board to fix their remuneration (Proposal No. 3); and FOR approval the A&R Plan (Proposal No. 4).

If any other business properly comes before the Shareholders for a vote at the Annual Meeting, your Shares will be voted in accordance with the discretion of the holders of the proxy. As of the date hereof, the Board is not aware of any business to be considered at the Annual Meeting other than the items referred to in the Notice of Meeting.

Exercise of Discretion

Shares represented by a properly executed proxy will be voted or withheld from voting in accordance with the instructions contained therein on any ballot that may be called for and, if a Shareholder specifies a choice with respect to any matter to be acted upon at the Annual Meeting, the Shares represented by the proxy shall be voted accordingly. Except with respect to broker non-votes described below, where no choice is specified, the proxy will confer discretionary authority and will be voted in accordance with the proxyholder’s discretion.

Except with respect to broker non-votes described below, the proxy when properly completed and delivered and not revoked also confers discretionary authority upon the person appointed proxy thereunder to vote with respect to any amendments or variations of matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Annual Meeting. At the time of posting this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Annual Meeting.

Under rules of the NYSE, brokers and other intermediaries holding Shares in street name for their customers are generally required to vote the Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Shares at their discretion on routine matters, but not on non-routine matters. Other than the proposals to set the number of directors and for the appointment of the Company’s auditor, the Company believes all of the other matters to be voted on at the Annual Meeting are non-routine matters and brokers governed by NYSE rules may not vote the Shares held in street name for their customers in relation to these items of business without direction from their customers. The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any Shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors or any other matter to be voted on at the Annual Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of directors. For purposes of the Company’s Majority Voting Policy (as defined below), a broker non-vote is not considered to be a withhold vote.

Technical Requirements

If you are attending the Annual Meeting online to vote, ensure that you are entitled to vote and that you are connected to the internet at all times to allow you to vote on the resolutions during the polling periods for each matter put before the Annual Meeting. You are responsible for ensuring you have internet connectivity at all times during the Annual Meeting. Participants will also need to have the latest version of Chrome, Safari, Edge or Firefox. The platform does not support access using Internet Explorer. As internal network security protocols (such as firewalls or VPN connections) may block access to the Broadridge meeting platform, participants should use a network that is not restricted by the security settings of any organization or that has disabled any VPN settings. Logging in at least an hour before the start of the Annual Meeting is recommended to check that you are able to access the online platform.

If you are a beneficial Shareholder and wish to vote at the Annual Meeting, you are responsible for appointing yourself or a third party as a proxyholder and submitting your voting instruction form (“VIF”) or proxy form with third party appointment details completed in accordance with instructions on your VIF or proxy form and registering the third party appointment online with Broadridge in advance of the Annual Meeting at www.proxyvote.com.

The Company believes that Shareholder participation at meetings is important. As such, the meeting platform the Company has selected allows for registered Shareholders to ask written questions during the Annual Meeting.

This process facilitates a similar level of interaction as would be expected at an in-person meeting. Questions will be answered by the Chair of the Annual Meeting, or by the Company’s senior management at the Chair’s discretion. The Company may choose not to answer any question that is asked of LAC if the Company determines the question is inappropriate for any reason.

Notice and Access

Pursuant to rules promulgated by the SEC, and in accordance with an exemptive relief order granted by the British Columbia Securities Commission and Ontario Securities Commission to the Company on April 22, 2025, LAC has elected to provide access to the Company’s proxy materials over the internet. Accordingly, the Company will mail the Notice, on or about April 30, 2025, to Shareholders as of the Record Date containing instructions on how to access Annual Meeting materials via the internet. The Company will not use the procedure known as “stratification” in relation to LAC’s notice-and-access method of delivery of materials, where a paper copy of the meeting materials is provided along with the notice package.

On the date of mailing of the Notice, all Shareholders will have the ability to access all of the proxy-related materials, including the Notice, this Proxy Statement, the audited consolidated financial statements of the Company for the year ended December 31, 2024 and related auditor’s report and management’s discussion and analysis (“MD&A”) on SEDAR+ at www.sedarplus.ca, on Edgar at www.sec.gov, the Company’s website at www.lithiumamericas.com and www.proxyvote.com.

Should you request it, LAC will make paper copies of these proxy materials available free of charge. To request a copy, please refer to the Notice. Shareholders who wish to receive a paper copy of the meeting materials in advance of the Annual Meeting should submit their request to us no later than May 28, 2025 to allow sufficient time for you to receive and review the materials before the proxy submission deadline of 9:00 a.m. Pacific Time on June 9, 2025. The Company will send materials within three business days of receiving a request if the request is received before the meeting date, or within ten (10) days if received on or after the meeting date. Consider emailing your request to us and requesting an electronic copy of the materials to ensure you have sufficient time to review the materials.

Interest of Certain Persons in Matters to be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, nor any proposed nominee for director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting.

Interest of Informed Persons in Material Transactions

Except as set out in this Proxy Statement, no person who has been a director or executive officer of the Company, nor any proposed nominee for director of the Company, nor any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Shares, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction since the beginning of the Company’s last completed financial year which has materially affected or would materially affect the Company or its subsidiaries.

PROPOSAL NO. 1:

Fixing the Number of Directors

At the Annual Meeting, management proposes, and the Management Nominees intend to vote in favor of, fixing the number of directors of the Company to be elected at the Annual Meeting at eight (8).

Vote Required

Approval of Proposal No. 1 requires the affirmative vote of a majority of the votes cast by Shareholders, in person or by proxy, at the Annual Meeting. If you appoint the Management Nominees named in the accompanying form of proxy as your proxyholders, in the absence of instructions to the contrary, the accompanying proxy will be voted FOR the fixing of the number of directors at eight (8). Shareholders may vote "FOR" or "AGAINST" for this proposal.

PROPOSAL NO. 2:

Annual Election of Directors

At the Annual Meeting, eight (8) directors will be elected to the Company’s Board. The Governance and Nomination (“G&N”) Committee evaluated the nominees in accordance with the G&N Committee’s Charter and the Company’s Corporate Governance Framework and submitted the nominees to the Board for approval.

The Board has nominated the following individuals for election to the Company’s Board, in each case, to serve until the 2026 Annual Meeting, and until his or her successor is elected and qualified or until their earlier resignation or removal:

Kelvin Dushnisky

Yuan Gao

Michael Brown

Fabiana Chubbs

Jonathan Evans

Zach Kirkman

Jinhee Magie

Philip Montgomery

Each of the above individuals is currently serving as a director of the Company. Biographical information for each nominee is contained in the Directors and Section 16 Officers section below.

Each of the nominees has consented to being named in this Proxy Statement and serving on the Board, if elected. The Board has no reason to believe that any of its nominees will be unable to serve if elected. If a director nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the persons acting under the proxy will vote for the election of a substitute director nominee that the Board recommends.

If elected, the director nominees will serve on the Board until the next annual meeting of Shareholders, or until their successors are duly elected and qualified, or until their earlier resignation or removal. If any nominee becomes unable to serve, proxies will be voted for the election of such other person as the Board may designate, unless the Board chooses to reduce the number of directors standing for election.

Vote Required

The election of each director in this Proposal No. 2 requires the affirmative vote of a plurality of the Shares validly cast at the election. If you appoint the Management Nominees named in the accompanying form of proxy as your proxyholders, in the absence of instructions to the contrary, the accompanying proxy will be voted FOR the nominees listed herein. Shareholders may vote “FOR” or “WITHHOLD” for each of the nominees.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes will have no effect on Proposal No. 2.

Majority Voting Policy

The Company has a majority voting policy that establishes requirements for the election of directors at uncontested meetings of Shareholders (the “Majority Voting Policy”). Under the Majority Voting Policy, nominees are required to stand for election individually and not as a slate. Any nominee who receives a majority of “withheld” or “against” votes (50% + 1) is deemed to have tendered their resignation to the Board. The Board has the discretion, on recommendation from the G&N Committee, to decline any deemed resignation within 90 days of the meeting at which the election occurred, but doing so will require the Company to issue a press release stating the reasons for that decision pursuant to the Majority Voting Policy, a copy of which will be provided to TSX. The Board will accept the resignation absent exceptional circumstances, and the resignation will be effective when accepted by the Board. The nominee would be excluded from Board and committee meetings until a decision is made on whether to accept the nominee’s deemed resignation. Any acceptance of a deemed resignation will create a vacancy on the Board that can be filled as permitted by applicable corporate law in British

Columbia, including a Board appointment of a new nominee.

Recommendation

The Board unanimously recommends that Shareholders vote FOR the election of each of the director nominees.

Directors and Section 16 Officers

DIRECTORS OF REGISTRANT

Director Profiles

The following profiles provide information about LAC’s current directors, each of whom is nominated for election to the Board, including their backgrounds, experience, current directorships, and the Board committees they sit on. Additional information regarding skills and experience of the Company’s directors can be found in the Mix of Skills and Experience section below.

Board committees are abbreviated in this Proxy Statement as shown in the table below.

Committee	Abbreviation
Audit and Risk Committee	A&R Committee
Compensation and Leadership Committee	C&L Committee
Governance and Nomination Committee	G&N Committee
Safety and Sustainability Committee	S&S Committee
Technical Committee	Technical Committee

Director and Executive Chair of the Company Residence: Toronto, Ontario, Canada Age: 61 Director since: 2023 Gender: Male	Kelvin Dushnisky	Non-Independent

Mr. Dushnisky is the Executive Chair of the Company. He joined the Board in October 2023, and served as a Director of Old LAC from June 2021 to October 2023. Mr. Dushnisky served as Chief Executive Officer and a member of the Board of Directors of AngloGold Ashanti PLC from 2018 to 2020. There he led the execution of the organization’s strategic priorities and oversaw a global portfolio of mining operations and projects in Africa, South America and Australia, along with exploration interests and investments in Canada and the USA. Prior to AngloGold Ashanti, Mr. Dushnisky had a sixteen-year career with Barrick Gold Corporation (“Barrick”), ultimately as its President and a member of the Barrick Board of Directors. Prior to Barrick, Mr. Dushnisky held senior executive and board positions with a number of private and listed companies. Mr. Dushnisky holds a B.Sc. (Hon.) degree from the University of Manitoba and M.Sc. and Juris Doctor degrees from the University of British Columbia. He is a member of the Law Society of British Columbia and the Canadian Bar Association. Among numerous other industry and related associations, Mr. Dushnisky is past Chair of the World Gold Council and a former member of the International Council on Mining and Metals (ICMM) CEO Council and the Accenture Global Mining Council. Mr. Dushnisky is a past member of the Board of Trustees of the Toronto-based University Health Network (UHN). LAC believes that Mr. Dushnisky is well suited to serve as a director based on his extensive experience in the mining industry, including service as a director and executive to public corporations in the industry.

LAC Committees: None

Other Public Company Directorships:

•
B2Gold Corp. (NYSE: BTG | TSX: BTO)
o
Board Chair
o
Member of the Corporate Governance and Nominating Committee
o
Member of the Compensation Committee
•
Rigel Resource Acquisition Corp. (“Rigel”)* (NYSE: RRAC)

Prior Public Company Directorships (2019-2024):

•
Old LAC (NYSE: LAR | TSX: LAR)
o
June 2021 – October 2023
o
Member of the Governance, Nomination, Compensation and Leadership Committee
o
Member of the Environment, Sustainability, Safety and Health Committee
•
AngloGold Ashanti PLC (NYSE: AU | JSE: ANG | ASX: AGG | GSE: AGA | A2X Markets)
o
September 2018 – September 2020

*On March 11, 2024, Rigel announced a business combination with Blyvoor Gold Resources Proprietary Limited and Blyvoor Gold Operations Proprietary Limited (together, “Aurous”), expected to close in 2025. Mr. Dushnisky will not join the new board following the completion of such business combination of Rigel and Aurous. He will resign from the board at the earlier of the completion of the combination or May 1, 2025.

Lead Independent Director Residence: Broomfield, Colorado, USA Age: 62 Director since: 2023 Gender: Male	Yuan Gao	Independent

Dr. Gao joined the Board in October 2023 and served as Director of Old LAC from September 2019 to October 2023. He was the Vice Chairman of the board of Qinghai Taifeng Pulead Lithium-Energy Technology Co. Ltd, a leading producer of cathodes for lithium-ion batteries, from September 2019 to May 2023, having served as President and Chief Executive Officer (“CEO”) from May 2014 to September 2019. Previously, Dr. Gao served as Vice President at Molycorp Inc., and as Global Marketing Director and Technology Manager at FMC Corporation (USA). Mr. Gao holds a BSc from the University of Science and Technology of China, and a PhD in Physics from the University of British Columbia. He has also completed Executive Education at The Wharton Business School, University of Pennsylvania. LAC believes that Dr. Gao is well suited to serve as a director based on his experience in significant management roles and his broad experience in the energy industry.

LAC Committees: C&L Committee, G&N Committee (Chair) and Technical Committee

Other Public Company Directorships: None

Prior Public Company Directorships (2019-2024):

•
Old LAC (NYSE: LAR | TSX: LAR)
o
September 2019 – October 2023
o
Chair of the Governance, Nomination, Compensation and Leadership Committee
o
Member of the Environment, Sustainability, Safety and Health Committee

Director Residence: Henderson, Nevada, USA Age: 66 Director since: 2023 Gender: Male	Michael Brown	Independent

Mr. Brown joined the Board on October 3, 2023. He is a Fellow at the Lincy Institute at the University of Nevada, Las Vegas (“UNLV”). He joined UNLV in 2023 following service in the Cabinet of Governor Sisolak of Nevada from 2019 to 2022; first as Director of the Department of Business & Industry and then as Executive Director of the Governor’s Office of Economic Development. Previously, Mr. Brown served as President of Barrick Gold North America, a subsidiary of Barrick Gold Corporation from 2015 to 2018 after serving in roles of increasing responsibility with Barrick since 1994. He is a former member of the executive committee of the U.S. National Mining Association and a past Chairman of the Nevada Mining Association. Mr. Brown holds an MBA from George Washington University. In 2023 Mr. Brown completed the Public Company Directors’ Consortium at the Stanford Graduate School of Business. LAC believes that Mr. Brown is well suited to serve as a director based on his deep knowledge of mining industry dynamics and public policy in the US.

LAC Committees: A&R Committee and S&S Committee (Chair)

Other Public Company Directorships: None

Prior Public Company Directorships (2019-2024): None

Director Residence: Vancouver, British Columbia, Canada Age: 59 Director since: 2023 Gender: Female
	Fabiana Chubbs	Independent

Ms. Chubbs joined the Board in October 2023 and served as Director at Old LAC from June 2019 to October 2023. Ms. Chubbs served as the Chief Financial Officer (the “CFO”) of Eldorado Gold Corporation from 2011 to 2018. She joined Eldorado Gold Corporation in 2007 and led Treasury and Risk Management functions until accepting the Chief Financial Officer position. Prior to joining Eldorado Gold Corporation, Ms. Chubbs was a Senior Manager with PwC Canada. During her ten years at PwC Canada, she specialized in audit of public mining and technology companies. Ms. Chubbs started her career in her native Argentina, with experience divided between PwC Argentina and IBM. Ms. Chubbs holds dual degrees from the University of Buenos Aires, including a Certified Public Accountant bachelor’s degree, and a Bachelor of Business Administration degree. Ms. Chubbs is a Chartered Professional Accountant in Canada. Ms. Chubbs also serves on the board of Royal Gold, Inc. LAC believes that Ms. Chubbs is well suited to serve as a director based on her extensive international and financial experience in the mining industry and her expertise in accounting, risk management and Sarbanes-Oxley controls.

LAC Committees: A&R Committee (Chair) and G&N Committee

Other Public Company Directorships:

•
Royal Gold, Inc. (NASDAQ: RGLD)
o
Member of the Audit and Finance Committee

Prior Public Company Directorships (2019-2024):

•
Old LAC (NYSE: LAR | TSX: LAR)
o
June 2019 – October 2023
o
Chair of the Audit and Risk Committee
o
Member of the Governance, Nomination, Compensation and Leadership Committee

Director, President and CEO Residence: Henderson, Nevada, USA Age: 55 Director since: 2023 Gender: Male	Jonathan Evans	Non-Independent

Mr. Evans is the President and Chief Executive Officer of the Company and has also served as a Director of the Company as of the Separation in October 2023. He was a Director of Old LAC from June 2017 to October 2023, and served as its President from August of 2018 and as Chief Executive Officer from May 2019 to October 2023. Mr. Evans has 30 years of operations and general management experience across businesses of various sizes and industry applications. Previously, he served as Vice President and General Manager for the Lithium Division at FMC Corporation (USA), and as the Chief Operating Officer of DiversiTech Corporation, a portfolio company of the private equity group, Permira. Mr. Evans has also held executive management roles at Arysta LifeScience, AMRI Corporation and General Electric. After earning a Bachelor of Science degree in mechanical engineering from Clarkson University, Mr. Evans served in the United States Army as an Armor/Cavalry officer. He subsequently earned a MSc from Rensselaer Polytechnic Institute. LAC believes that Mr. Evans is well suited to serve as a director based on his broad experience in the mining industry and his significant experience in management roles at the Company.

LAC Committees: S&S Committee and Technical Committee

Other Public Company Directorships: None

Prior Public Company Directorships (2019-2024):

•
Old LAC (NYSE: LAR | TSX: LAR)
o
June 2017 – October 2023

Director Residence: Austin, Texas, USA Age: 39 Director since: 2023 Gender: Male	Zach Kirkman	Non-Independent

Mr. Kirkman is General Motors Holdings LLC (“GM”)’s nominee to the Board and has served as a Director of the Company since October 2023. He is currently the Deputy Chief Financial Officer (“DCFO”) at GM, leading the Corporate Development, GM Ventures and Treasury teams. Mr. Kirkman joined GM January 2023, serving as Vice President, Global Corporate Department before becoming DCFO in September 2024. Prior to GM, he served in various corporate development roles at Tesla, Inc. from August 2016 to December 2023, including as the Head of Corporate Development from September 2019 to December 2022. Mr. Kirkman has extensive M&A and investing experience gained during his time leading the corporate development teams of GM and Tesla, as well as previously as part of Apple Inc.’s corporate development team. He holds an MBA from Massachusetts Institute of Technology, and Bachelor of Science from California Polytechnic State University, San Luis Obispo. LAC believes that Mr. Kirkman is well suited to serve as a director based on his significant experience in management roles and his financial expertise.

LAC Committees: Safety and Sustainability Committee

Other Public Company Directorships: None

Prior Public Company Directorships (2019-2024): None

Director Residence: Toronto, Ontario, Canada Age: 57 Director since: 2023 Gender: Female	Jinhee Magie	Independent

Ms. Magie joined the Board in October 2023, and served as a Director at Old LAC from June 2021 to October 2023. Ms. Magie served as the Chief Financial Officer and Senior Vice President of Lundin Mining Corporation (leading diversified base metals producer) from October 2018 to September 2022, overseeing financial reporting, treasury, tax, and information technology (including cybersecurity). She joined Lundin in 2008, serving in various roles of increasing responsibility, including nine years as Vice President, Finance. With over 30 years of experience, Ms. Magie began her career with Ernst & Young and has held progressively more senior roles in public companies, with the last 20 years in the mining industry. Before joining Lundin, Ms. Magie was the Director of Corporate Compliance for LionOre Mining International Ltd. She has extensive experience in acquisitions and divestitures, public and private equity fundraising and public company reporting. Ms. Magie holds a Bachelor of Commerce degree from the University of Toronto and is a Chartered Professional Accountant (CPA, CA). LAC believes that Ms. Magie is well suited to serve as a director based on her accounting and financial expertise in the mining industry and public company board and committee experience.

LAC Committees: A&R Committee, C&L Committee (Chair) and G&N Committee

Other Public Company Directorships:

•
AngloGold Ashanti PLC (NYSE: AU | JSE: ANG | ASX: AGG | GSE: AGA | A2X Markets)
o
Member of the Audit and Risk Committee
o
Member of the Social, Ethics and Sustainability Committee
•
Star Royalties Ltd.
o
Chair of the Compensation Committee
o
Member of the Audit and Risk Committee

Prior Public Company Directorships (2019-2024):

•
Old LAC (NYSE: LAR | TSX: LAR)
o
June 2021 – October 2023
o
Member of the Audit and Risk Committee
o
Member of the Governance, Nomination, Compensation and Leadership Committee

Director Residence: Dalkeith, Western Australia, Australia Age: 61 Director since: 2023 Gender: Male	Phil Montgomery	Independent

Mr. Montgomery joined the Board in October 2023. He brings extensive global experience in major capital projects. Over his 35-year career at BHP Group Limited and its predecessor organizations, Mr. Montgomery worked across various geographies and commodities, demonstrating expertise in leading assets and projects as well as senior corporate roles, including, Global Head of Group Project Management and Vice President – Projects. Since 2020 he has served as a non-executive director on various private and public company boards. Mr. Montgomery holds a B.Sc. in Mechanical Engineering and Business Management from Oxford Brookes University. LAC believes that Mr. Montgomery is well suited to serve as a director based on his executive leadership experience in managing major capital projects.

LAC Committees: C&L Committee, S&S Committee and Technical Committee (Chair)

Other Public Company Directorships: None

Prior Public Company Directorships (2019-2024):

•
Walkabout Resources Ltd. (ASX:WKT)
o
July 2021 – November 2024

Corporate Cease Trade Orders, Bankruptcies, Penalties and Sanctions

To the knowledge of the Company, no director or proposed director of the Company is, or within the ten (10) years prior to the date of this Proxy Statement has been, a director or executive officer of any company, including the Company that:

(a)
while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the company access to any exemption under securities legislation for a period of more than thirty (30) consecutive days; or
(b)
was subject to an event that resulted, after the director ceased to be a director or executive officer of the company, in the company being the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days.

To the knowledge of the Company, no director, except as to Philip Montgomery as disclosed below, proposed director or executive officer of the Company is, or within the ten (10) years prior to the date of this Proxy Statement has been, a director or executive officer of any company, including the Company, that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of the Company, no director or proposed director of the Company has, within the ten (10) years prior to the date of this Proxy Statement, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

In October 2021, Salt Lake Potash, an Australian company of which Philip Montgomery was a director at the time, voluntarily declared the company insolvent and appointed KPMG LLP as receivers. In November 2024, Walkabout Resources Pty Ltd, an Australian company of which Philip Montgomery was a director at the time, voluntarily declared the company insolvent and appointed Korda Mentha as receivers.

Director Independence

LAC believes that the majority of the Company’s directors are independent in accordance with applicable Canadian legal requirements and guidelines and independence criteria of the regulations of the SEC and rules of the NYSE. The G&N Committee and the Board review the independence of each Board member and nominated director against these criteria at least once a year. Consistent with the laws and rules described above, the Board has reviewed all relationships between the Company and each director and director nominee and considered all relevant quantitative and qualitative criteria.

The Board has determined that the following five of the eight (8) LAC directors qualify as independent: Yuan Gao, Michael Brown, Fabiana Chubbs, Jinhee Magie, and Phil Montgomery. The non-independent directors of the Company are Jonathan Evans, who is the President and CEO of the Company; Kelvin Dushnisky, who is the Executive Chair; and Zach Kirkman, who is a representative of GM, which has a material commercial relationship with the Company. In addition, the Board has determined that all of the directors who currently serve on the A&R Committee and the C&L Committee are independent as required by NYSE and SEC criteria. The G&N Committee is also comprised entirely of independent directors, and the chairs of each of the Board committees are independent.

In recommending to the Board that it determine a director is independent, the G&N Committee considered whether there were any other facts or circumstances that might impair a director’s independence. Generally, independence of a director means that the individual is not an employee or member of management of the Company or any subsidiary, receives no compensation from the Company or a subsidiary except compensation for serving as a director on the Board, and generally the individual has no conflicts of interest or other ties to management, the Company or a subsidiary that would lead to a determination that the individual is unable to exercise judgment independent of management. These same considerations extend to immediate family members of the individual.

Dr. Gao has been appointed as the Lead Independent Director by the Board and is responsible for ensuring that the independent directors have regular opportunities to meet in executive sessions without the presence of executives and non-independent directors. Discussions among the independent directors will be led by the Lead Independent Director who will subsequently provide feedback to the Executive Chair. Independent directors have the opportunity to meet in camera at every Board and committee meeting.

Name	Independent	Not Independent	Reason for non-independence
Kelvin Dushnisky (Executive Chair)		✓	Executive Chair of the Company
Yuan Gao (Lead Independent Director)	✓
Michael Brown	✓
Fabiana Chubbs	✓
Jonathan Evans (President & CEO)		✓	President & CEO of the Company
Zach Kirkman		✓	Representative of GM which has a material commercial relationship with LAC
Jinhee Magie	✓
Philip Mongomery	✓

Current Board Committee Participation

The following table outlines Board committee participation as of the date of this Proxy Statement. All of the directors who currently serve on the A&R Committee and the C&L Committee have been determined to be independent by the Board as required by NYSE and SEC criteria and applicable Canadian securities laws. The G&N Committee is also comprised entirely of independent directors. The Chairs of each of the Company’s Board committees are independent.

	Audit and Risk Committee	Governance and Nomination Committee	Compensation and Leadership Committee	Safety and Sustainability	Technical Committee
Kelvin Dushnisky
Yuan Gao
Michael Brown
Fabiana Chubbs
Jonathan Evans
Zach Kirkman
Jinhee Magie
Philip Montgomery
Committee Committee Member

Notes:

(1)
The NYSE listing rules require that a majority of the board of directors of a company listed on the NYSE be composed of “independent directors,” which is generally defined as a person who the board of directors determines has no “material relationship” with the company. The Board has determined that the following five of the eight (8) LAC directors qualify as independent: Yuan Gao, Michael Brown, Fabiana Chubbs, Jinhee Magie, and Phil Montgomery per the NYSE independence standards. The non-independent directors of the Company are Jonathan Evans, who is the President and CEO of the Company; Kelvin Dushnisky, who is the Executive Chair; and Zach Kirkman, who is a representative of GM, which has a material commercial relationship with the Company.
(2)
Mr. Dushnisky is not a member of any of the committees of the Board. He attends certain committee meetings in his capacity as Executive Chair of the Board.

(3)
Mr. Evans is a member of the S&S Committee and Technical Committee. He attends meetings of other committees in his capacity as President and CEO.
(4)
Mesdames Chubbs and Magie qualify as audit committee financial experts, as defined under the Securities Act of 1933 (the “Securities Act”), as amended. The Board has also determined that all members of the A&R Committee are financially literate according to the meaning of National Instrument 52-110 – Audit Committees and the rules of the NYSE.

Additional information regarding Board committees can be found in the Committees of the Board section below.

Mix of Skills and Experience

The skills matrix below summarizes certain qualifications used by the G&N Committee in their evaluation of the Company’s directors. LAC uses this skills matrix to annually assess the Company’s Board composition and in the recruitment of new directors. The table below indicates each director’s skills and experience in the areas indicated based on a self-assessment by each individual.

Public Company Executive Leadership	●	●	●	●	●	●	●	●
Industry	●	●	●	●	●		●
Operational	●	●		●	●	●	●	●
Legal/Regulatory	●	●	●	●			●
Risk Management	●	●	●	●	●		●	●
Financial			●	●		●	●
Human Resources/ Human Capital	●	●	●	●	●	●	●	●
Cyber	●			●			●
ESG-S Experience	ESG-S	ESG-S	ESG-S	ESG	ESG-S	ES	SG-S	ESG-S

To supplement the skills matrix, the directors have given consideration to requisite skills and expertise of the Board to oversee the Company’s Environment, Social and Governance (“ESG”) and Safety (“ESG-S”) opportunities, priorities, and enterprise risks, and the Board’s determinations are represented on the skills matrix above.

EXECUTIVE OFFICERS OF REGISTRANT

Information About the Company’s Executive Officers

The table below sets forth information regarding LAC’s executive officers as at the date of this Proxy Statement. Information regarding Mr. Evans and Mr. Dushnisky is included above under Director Profiles.

Executive Vice President and CFO Age: 50

Luke Colton

Mr. Colton joined the Company as Executive Vice President and Chief Financial Officer on January 29, 2025. He is a seasoned mining executive with significant financial, statutory, commercial and leadership experience spanning over two decades across multiple global jurisdictions. Most recently, Mr. Colton was CFO of Minova International from mid-2023 to late-2024, responsible for finance, treasury and taxation, and was an important member of Minova’s senior leadership team. Beginning in October 2017, Mr. Colton spent over five years at Turquoise Hill Resources (“THR”) as the CFO, and was a director of Oyu Tolgoi, overseeing the development of a multi-billion-dollar copper open pit and underground mine in Mongolia and the privatization of THR by Rio Tinto. His previous experience includes CFO of Richards Bay Minerals, and he held progressively more senior roles at Rio Tinto including Manager Financial, Capital Accounting and Compliance for Rio Tinto Iron Ore; Principle, Valuations and Analysis for Rio Tinto Controllers; and Manager, Reporting and Control for Rio Tinto Energy America. Mr. Colton began his career at Ernst & Young and holds a Masters of Accountancy from Brigham Young University.

Executive Vice President, Capital Projects Age: 50

Richard Gerspacher

Mr. Gerspacher has served as the Executive Vice President, Capital Projects of the Company since the Separation in October 2023. He was the Senior Vice President, Capital Projects at Old LAC from February 2022 to October 2023. He has over 24 years of leadership experience in developing and executing successful projects throughout the world in a variety of sectors including industrial minerals, metals mining and power generation. From August 1997 to January 2022, Mr. Gerspacher worked for Fluor Corporation, a global engineering and construction company where he most recently served as Vice President and Projects Director for Fluor's mega Projects Group, including a lithium project in Australia. He also served as Chairman of Fluor's Latin America Talent Development Team and as a member of their Global Project Management Talent Development Team. Mr. Gerspacher holds a Professional Engineer designation, and has a Bachelor's degree in Civil-Structural Engineering from the University of Detroit and a Master of Business Administration degree from Duke University.

Senior Vice President, General Counsel and Corporate Secretary Age: 56

Edward Grandy

Mr. Grandy has served as the Senior Vice President, General Counsel and Corporate Secretary since the Separation in October 2023. He was the Vice President of Legal and Regulatory Affairs of Old LAC from 2018 to October 2023. He was General Counsel of Barrick's copper business from 2012 to 2018. He is a legal department leader with broad experience in project development and regulatory compliance. Prior to joining Barrick in 2006, Mr. Grandy was an attorney and shareholder at a leading mountain-state law firm in the U.S. He is a former chair of the Energy, Natural Resources & Environmental Law Section of the Utah State Bar. He holds a Bachelor of Arts from Middlebury College and a J.D. from the Emory University School of Law.

SVP, Finance and Administration Age: 61

April Hashimoto

Ms. Hashimoto has served as the Senior Vice President, Finance and Administration since the Separation in October 2023. She served as Interim Chief Financial Officer from November 2024 to January 2025. She has over 20 years of international experience in senior finance roles in the mining industry. From September 2007 to May 2023, she was CFO for Pembrook Copper Corp. and Pacific Rim Mining Corp. She also served in increasing roles of responsibility over 13 years at Placer Dome Inc., including as Controller for the Australasian and North American mining operations and as CFO for the Global Exploration and Construction division. Ms. Hashimoto is a CPA and holds a BA in Economics from the University of Western Ontario and an MBA from the Schulich School of Business at York University.

Vice President, Resource Development Age: 53

Alexi Zawadzki

Mr. Zawadzki has served as the Vice President, Resource Development of the Company since the Separation in October 2023. He served as the President of North American Operations of Old LAC from August 2017 to October 2023, and as the CEO of Lithium Nevada Corp. He has over 20 years of experience developing mining and energy projects in roles of increasing responsibility. Following 10 years working for an international engineering consultancy, in 2007 he founded a publicly traded renewable energy company resulting in the construction and operation of two hydroelectric facilities. Since 2014, he has been focused on the lithium sector as an enabler of renewable energy technologies. Mr. Zawadzki trained as a hydrologist and holds a Masters degree from Wilfrid Laurier University.

Vice President, Government and External Relations Age: 56

Tim Crowley

Mr. Crowley has served as the Vice President, Government and External Relations since the Separation in October 2023. He served as the Vice President, Government and External Relations of Old LAC from July 2018 to October 2023. Previously, he was the Principal of Crowley & Ferrato Public Affairs from 2014 to 2021. Prior to Crowley & Ferrato Public Affairs, he was the President of the Nevada Mining Association. He sits on the Keep Truckee Meadows Beautiful Board of Directors and the University of Nevada, Mackay School of Earth Sciences and Engineering Advisory Board. Mr. Crowley holds a Bachelor of Science from the University of Nevada, Reno.

Vice President, Human Resources Age: 40

Aubree Barnum

Aubree Barnum has served as the Vice President, Human Resources of LAC since the Separation in October 2023. She served as the Vice President, Human Resources of Old LAC from November 2021 to October 2023. Ms. Barnum is a human resources professional with over 14 years of experience in municipal and mining industry human resources leadership roles. From November 2020 to October 2021, Ms. Barnum served as Vice President Human Resources for Nevada Copper Corp., prior to which she was the Human Resources Director since October 2018. She earned her Bachelor of Arts degree in Human Physiology from the University of Oregon and a Master of Business Administration/Human Resource Management degree from Columbia Southern University. She holds a Certified Professional (CP) designation from the Society of Human Resource Management and is a member of the National Society for Leadership and Success.

Executive Compensation

The Company is currently considered an “emerging growth company” and a “smaller reporting company” (“SRC”) within the meaning of the Securities Act, for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, LAC has opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” within the meaning of the Securities Act. As a result, LAC is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures and the Company’s reporting obligations generally extend only to the Named Executive Officers listed below. As this is LAC’s first year as a U.S. domestic issuer, the Company has provided additional narrative disclosures regarding LAC’s executive compensation program in order to provide a more detailed explanation of the information disclosed in the Summary Compensation Table.

Named Executive Officers

The Named Executive Officers ("named executives" or "Named Executives") set out below are the Company's Chief Executive Officer (“CEO”), the two other highest compensated executive officers who were serving as of December 31, 2024 and the Company’s former Chief Financial Officer (“CFO”).

Named Executive	Title
Jonathan Evans	President and CEO
Kelvin Dushnisky	Executive Chair
Richard Gerspacher	Executive Vice President, Capital Projects
Pablo Mercado(1)	Former Executive Vice President and CFO

Note:

(1)
Mr. Mercado served as the Executive Vice President and CFO of LAC until November 22, 2024. April Hashimoto, the Company’s Senior Vice President, Finance and Administration, acted as the Company’s interim CFO from November 25, 2024 to January 28, 2025. She resumed her role as the Company’s Senior Vice President, Finance and Administration effective January 29, 2025. Luke Colton was appointed as the Executive Vice President and CFO of the Company effective January 29, 2025.

Program Oversight and 2024 Highlights

The C&L Committee, on behalf of the Board, is responsible for overseeing the Company's executive compensation program. Highlights of the Company’s 2024 program are set out below.

2024 Executive Compensation Program Highlights
2024 Corporate Performance Scorecard	LAC’s 2024 corporate scorecard set out the Company’s strategic priorities for the year, and which reflects corporate performance as an element of at-risk awards, in addition to individual performance.
Compensation Advisor

Compensation is benchmarked to the market based on a selection of peers from the lithium mining, diversified mining and chemical industries. Benchmarking allows us to provide competitive and fair compensation, and to retain and attract key talent in a competitive job market landscape.

2024 Compensation Benchmarking

The independent C&L Committee determines annual executive compensation adjustments based on peer benchmarking analysis and recommendations made by an independent compensation advisor. Executive compensation is reviewed annually, or more frequently, on a case-by-case basis, as appropriate.

At-Risk Pay

Short-term incentive (“STI”) and long-term incentive (“LTI”) awards are based on target percentage ranges of base salary under LAC’s performance management program, resulting in a significant component of at-risk pay for the Company’s executives.

Pay for Performance

The Company’s performance management program weighs corporate performance as a factor of STI awards. Individual performance is assessed annually through a combination of achieving individual and corporate goals and objectives. CEO and Executive Chair objectives are based 100% on corporate performance.

Management Compensation Committee

An internal Management Compensation Committee oversees compensation matters for employees below the executive level, led by the Company’s Vice President, Human Resources and including the CEO, CFO and Executive Vice President, Capital Projects.

Incentive Award Caps	The range for STI and LTI awards is a minimum of 0% of target to a cap of 200% of target under LAC’s performance management program.
LTI Awards Vesting Period

The three-year vesting period of LTI awards aligns the interests of executives with the long-term risks and performance of the Company, while also promoting longer-term retention. For 2024, the Board approved: an LTI award mix for executives comprised of 50 percent RSUs and 50 percent PSUs; RSUs vest annually over three years (1/3 each year); PSUs cliff vest after a three-year performance period based on the Company’s relative total shareholder return (“TSR”).

Robust Stock Ownership Guidelines

All executive officers and directors are subject to stock ownership requirements to align with the interests of the Company’s shareholders. Pursuant to the Company’s Share Ownership Policy:

•
LAC’s CEO is required to hold Common Shares having a value equal to 5x the gross amount of the CEO’s annual base salary.
•
All other executive officers are required to hold Common Shares having a value equal to 3x the gross amount of their annual base salary.
•
Non-executive directors of LAC are required to hold Common Shares having a value equal to 5x their annual cash retainer.

Achievement of these levels of stock ownership must be met within five years from the date the executive officer or director was first elected or appointed.

Insider Trading Policy

The Company has a Securities Trading Policy designed to prevent insider trading while there is material information about LAC not yet publicly disclosed. LAC also implements routine blackout periods under the Securities Trading Policy during public reporting periods and non-routine blackout periods, as needed, including for transactions and other material events.

No Re-Pricing of Equity Incentive Awards	The Company does not reprice outstanding options or other equity incentive awards.
Clawback Policy	The Company may recoup incentive compensation erroneously awarded under LAC’s Incentive Compensation Recovery (Clawback) Policy.
No Hedging or Pledging	Directors, executive officers, employees and internal consultants are prohibited from hedging or pledging Company securities.

Executive Compensation Philosophy

The Company's philosophy is to offer executive compensation that is competitive with the median range of a select group of industry peers, with the overall focus of the Company’s program being to offer competitive base compensation and pay for strong performance through an annual performance management program. The goals of LAC’s executive compensation program are:

•
to attract, motivate and retain high performing executives through market competitive base salaries and employee benefits, which are offered throughout the organization;

•
to pay for the performance of LAC’s executives through the Company’s performance management program, which includes performance reviews and awards based on the attainment of corporate and individual goals and objectives, thereby furthering the interests of LAC, and ensuring a substantial portion of executive compensation is at-risk;
•
to recognize the contribution of LAC’s executives to the Company’s long-term growth through awards of short-term and long-term incentives based on individual and corporate performance; and
•
to align the financial interests of executives with the interests of LAC’s shareholders and the Company's overall performance, through equity awards that expose executives to the risks and rewards of ownership of LAC’s Common Shares.

As a development stage lithium mining and processing company targeting near-term production of battery-grade lithium products, LAC is dependent on individuals with specialized skills and knowledge related to mining exploration and development, capital projects management, chemical processing for planned lithium products, corporate finance, legal, human resources and other areas of business or management expertise. The Company operates in a region where competition for talent is increasingly competitive, the number of opportunities for job seekers is growing and where it is increasingly important for companies to have competitive compensation programs and practices in place to retain and attract talent.

Elements of Executive Compensation

The Company utilizes a combination of both fixed and variable compensation to motivate executives to achieve overall corporate and individualized goals. The Board, acting on the recommendation of the C&L Committee, has implemented a compensation structure intended to align the interests of the executive officers with those of the shareholders. The elements of the Company’s executive compensation program are summarized in the table below.

Compensation Elements	Features	Objectives
Base Salary	Evaluated annually, based on competitive benchmarking data and consideration of cost-of-living adjustments.

Fixed compensation, recognizing individual experience, performance and responsibilities.

Targeting salary to the median range of compensation peers promotes retention of talented individuals, and facilitates.

Recruitment of new talent in a competitive job market.

STI Awards

STI award = Base Salary x STI Target % x

(Corporate Performance based on % weight by position + Individual Performance based on % weight by position).

Paid 50% in cash + 50% RSUs vesting 60 days from date of grant.

Rewards performance by executives for achieving annual individual goals and corporate strategic goals designed to motivate executives, recognize annual contributions by individuals and align executive performance with corporate strategic priorities.

LTI Awards	50% awarded in RSUs vesting annually over three years and 50% awarded in PSUs with three-year performance vesting conditions LTI = Base Salary x LTI Target x LTI retention factor.

Promotes longer-term retention and aligns long-term interests of the Company’s executives with those of shareholders.

At risk award that links long-term equity plan payouts to relative TSR over a three-year period.

Rewards executives for industry out-performance.

Retirement Savings Plan Contributions

Annual contribution matching by LAC to a retirement savings plan, up to 4% of base salary in 2024, subject to a contribution ceiling established annually (in 2024, the contribution ceilings were CDN$31,560 and

Market competitive benefit. Encourages retirement savings.

$23,000 for ages below 50; and $30,500 for ages 50 and over).
Health, Wellness and Other Benefits	Health, dental, life, critical illness and disability insurance. Health and wellness spending account.	Market competitive benefits. Encourages and supports health and wellness.

The C&L Committee reviews each element of compensation for market competitiveness, and it may weigh a particular element more heavily based on the respective executive’s role and responsibilities within the Company. The committee’s focus is on remaining competitive in the market with respect to LAC’s total compensation program, in addition to certain components of executive compensation such as base salary and the Company’s performance-based compensation program.

During the year ended December 31, 2024, the STI awards for named executives were determined based on the 2024 scorecard (weighted in the range of 80% to 100% for named executives based on position level) and individual performance for the year (weighted in the range of 0% to 20% for named executives based on position level). Corporate goals and objectives were then cascaded down throughout the organization, after being approved by the C&L Committee.

Following the Separation, executive officers and director compensation was paid by LAC. In connection with the Separation, holders of all RSUs, PSUs and DSUs of Old LAC (the “Old LAC Units”) received, in exchange for such outstanding Old LAC Units, equivalent incentive securities of LAC and Lithium Argentina (the “Lithium Argentina Units”). In order to compensate for adjustments made to the Lithium Argentina Units pursuant to the application of subsection 7(1.4) of the Tax Act, certain directors and executive officers of LAC were granted additional RSUs on October 24, 2023, which vested on January 1, 2024 unless such directors or executive officers opted to defer such vesting (the “Cutback Grant”), as more particularly described in the footnotes to the tables below. Although the Company has the discretion to award RSUs, PSUs and options to directors under LAC’s Equity Incentive Plan (the “Plan”), the Cutback Grant was intended as a one-time grant to certain directors and executive officers to compensate for certain adjustments under the Tax Act. Going-forward, the Company generally intends to compensate directors with a combination of cash and DSUs, rather than RSUs, PSUs and/or options, pursuant to its director compensation program.

Compensation Governance

Compensation matters are overseen by the C&L Committee, which consists of Jinhee Magie (Chair), Yuan Gao and Philip Montgomery, each of whom is an independent director. The C&L Committee is responsible for (a) reviewing senior leadership development and succession planning for the Company; (b) discharging the Board's responsibilities relating to compensation and benefits of the executive officers and directors of the Company; and (c) developing and overseeing management's compensation policies and programs. The C&L Committee also has the authority to engage external advisors to support committee members in fulfilling the mandate of the committee.

Each of the C&L Committee members has served as a senior officer and/or as a director of public or private companies and has experience in executive and corporate compensation programs, providing them with an understanding of executive compensation policies and practices, along with practical experience as to the workings of such programs and policies. As such, each C&L Committee member has the necessary background and skills to provide effective oversight of executive and director compensation and ensure that sound risk management principles are being upheld to in order to align executives' and shareholders' interests. Refer to the profiles of each director who serves on the C&L Committee in the Item 10. Directors, Executive Officers and Corporate Governance – Director Disclosure – Director Nominees section.

Performance Evaluation and Compensation Process

The C&L Committee annually reviews the appropriateness of LAC’s compensation policies, practices and pay components. At year-end, the C&L Committee assesses and reports, to the independent directors, the Executive Chair’s and CEO’s performance as measured against their goals and objectives and the performance of LAC overall, as well as oversees the performance and compensation of the other executive officers at LAC. The CEO is actively engaged in LAC’s compensation programs, other than with respect to his own compensation. The CEO conducts an annual evaluation of each named executive’s performance and recommends salary adjustments and individual performance scores to the C&L Committee. When determining levels of compensation, the C&L Committee considers the CEO’s recommendations, performance, level of responsibility and relevant market data.

The Board reviews all recommendations of the C&L Committee before giving final approval. Any director who is also an executive of LAC is excused from the Board meeting during any discussion of their compensation.

The Board retains the discretion to make adjustments, upward or downward, to the formulaic results of LAC’s compensation plan payouts based on broader performance, market conditions and shareholder experience. The Board considers that this informed judgment is important for establishing an alignment between overall pay and performance, and to ensure that incentive awards achieve the intended result and avoid unintended consequences. In determining whether exercising informed judgment is warranted, the Board considers each component of compensation, a named executive’s total compensation, as well as the performance of the Company, business unit or individual, as applicable. The Board may exercise judgment in assessing corporate performance, and may alter, cancel or defer amounts payable under the STI program and LTI program to ensure the reasonableness of any incentive award.

The Company will generally engage an independent external compensation consultant to provide advice in connection with executive pay benchmarking, incentive plan design, compensation governance and pay for performance. The C&L Committee retains the independent consultant and receives recommendations from the consultant and determines if any changes are needed to the Company’s executive compensation program and levels of compensation. Compensation Advisory Partners (“CAP”) was engaged as the Company’s independent compensation consultant in 2024. An internal management compensation committee oversees compensation matters for employees below the executive level, led by LAC’s Vice President, Human Resources and including the CEO, CFO and Executive Vice President, Capital Projects.

Compensation Advisor and Peer Group Benchmarking Review

To continue to offer market-competitive levels of compensation, the Company engaged CAP to provide independent compensation advisory services to the C&L Committee and management. CAP was engaged to recommend executive compensation and performance peer groups for LAC, which were approved by the Board and are more particularly described in the Executive Compensation – Elements of Executive Compensation – PSU Performance and Peer Group section. CAP also provided the following services to the Company in 2024: executive compensation benchmarking, incentive plan design and non-employee director compensation benchmarking.

The 2024 benchmarking review completed by CAP, management and the C&L Committee involved the development of an executive compensation peer group comprised of public lithium mining companies, other diversified mining companies, and lithium and other specialty chemical producers located in Canada, the U.S. and Australia who publicly disclose their compensation practices. After developing the peer group, target compensation for the Company’s executives was compared to peer group data and other industry survey data, reflecting positions with similar roles and scopes of responsibility. Executive compensation adjustments for 2024 were determined based on this review. Additionally, a new PSU performance peer group was established, taking effect in 2024.

Executive Compensation Peer Group

In advance of the Separation in 2023, LAC’s executive compensation program was reviewed relative to competitive market data sourced from three peer groups:

1.
2023 Compensation Peer Group – 28 publicly traded companies from several industries including mining, construction, oil & gas exploration, drilling, chemicals and others.
2.
2023 Mining Peer Group – 23 publicly traded mining companies.
•
There was some overlap between this group and the compensation peer group.
3.
2023 Spin-off/IPO Peer Group – 18 publicly traded companies that recently underwent an IPO or spin-off transaction.

To establish executive compensation levels for 2024, the Board decided to reference executive pay levels among a subset of the 2023 compensation peer group, reflecting companies with market capitalization values less than $3 billion.

2023 Compensation Peer Group Subset(1)
Centerra Gold Inc.	Eldorado Gold Corporation	OceanaGold Corporation
Coeur Mining, Inc.	Equinox Gold Corp.	Piedmont Lithium Inc.
Core Lithium Ltd	IAMGOLD Corporation	Sayona Mining Limited

In November 2024, CAP conducted a comprehensive review of LAC’s peer group based on the following criteria:

Peer Group Criteria
Public Companies	Publicly traded companies generally reflect the most relevant benchmarks, and provide an efficient source of executive compensation information
Company Size	Executive compensation levels are generally correlated with company size (e.g., market capitalization) and stage as public company
Operating/Business	Factors considered included geographic footprint, operating characteristics, corporate office location and stock price correlation

Based on CAP’s review and recommendations, the Board approved the following 2024 Compensation Peer Group:

2024 Compensation Peer Group(1)
Centerra Gold Inc.	Lithium Americas (Argentina) Corp.	Sayona Mining Limited
Compass Minerals International, Inc.	McEwan Mining Inc.	SSR Mining Inc.
Ecovyst Inc.	MP Materials Corp.	Standard Lithium Ltd.
Ioneer Ltd.	Oceana Gold Corporation	TETRA Technologies, Inc.
Liontown Resources Limited	Sigma Lithium Corporation	Tronox Holdings plc

Note:

(1)
The companies included in the compensation peer groups are identified as they existed at the time the compensation peer groups were assembled and do not reflect any changes relating to such entities as a result of any subsequent corporate developments including name changes, mergers, acquisitions and other corporate transactions.

Performance Peer Group

The criteria set out below were applied to develop the following performance peer group for LAC, which was recommended by CAP and the C&L Committee, and approved by the Board. The performance peer group is used to determine LAC’s relative TSR performance for PSUs granted to executives, as described in more detail below.

Criteria for Selection as Performance Peers
Industry	Public companies with comparable sectors to include mining – specifically lithium, then broader to other precious metals, and specialty chemicals companies with a focus on lithium mining.
Geographic Location	Companies operating in similar geographic locations, consideration of stock price correlation and performance among companies within the peer group.
Size	Comparable size to LAC based on market cap enterprise value, and level of assets.

2024 Performance Peer Group
Albemarle Corporation	Arcadium Lithium plc	Piedmont Lithium, Inc.
Mineral Resources Limited	TETRA Technologies, Inc.	Standard Lithium Ltd
Pilbara Minerals Limited	MP Materials Corp.	Ioneer Ltd.
Compass Minerals International, Inc.

Base Salary

Base salaries are set with the goal of being competitive with corporations of a comparable size and stage of development, thereby enabling the Company to compete for and retain executive officers critical to the Company’s long-term success. The C&L Committee and the Board approve the salary ranges for executives based on the annual compensation benchmarking review. Salary determinations for executives are made with consideration of the following criteria, among others:

•
the particular responsibilities related to the position;
•
salaries paid by comparable businesses and factoring in market conditions for talent;
•
the experience level of the executive; and
•
the executive’s overall performance or expected performance (in the case of a newly hired executive).

An assessment of these criteria is made by the C&L Committee for the CEO and Executive Chair. For other named executives excluding the CEO and Executive Chair, the assessment is made by management and a recommendation is made to the committee for feedback and recommendation to the Board. Final recommendations are then made to the Board to approve base salary adjustments.

Short-Term Incentive Compensation

The Company awards annual STI compensation to executives based on the achievement of corporate and individual goals for the year. STI awards have the objective of motivating executives to achieve performance objectives that are aligned with the overall strategic objectives of the Company during the period.

A target range for an STI award as a percentage of salary is set for each executive position, ranging from 60% for certain executives up to 100% for the CEO and Executive Chair in 2024. Actual awards are subject to a multiplier ranging from 0 to 200%, depending on actual performance for the year. STI compensation is discretionary, and generally consists of a 50% cash payment and a 50% grant of RSUs. RSUs are awarded under the Plan.

STI awards are determined based on the corporate scorecard for the year and the individual performance of each executive. Recommendations are submitted by management to the C&L Committee for consideration and approval. The committee determines STI awards for the CEO and Executive Chair, while all other awards are recommended by management with the C&L Committee providing feedback as needed on the recommended amount of such awards. All grants of equity STI awards are approved by the Board.

The STI award calculation formula is as follows:

For 2024, the minimum payout, STI target and maximum payout opportunity for each named executive is set out below, as a percentage of base salary. STI awards may be revised above or below the target set for any of the Company’s named executives or other senior management, including named executives, in the discretion of the Board on recommendation from the C&L Committee within the minimum and maximum ranges provided in the table. Mr. Mercado is not listed in the table below as he forfeited any rights to an STI award for 2024 upon his voluntary resignation.

Named Executive	Minimum % Payout	STI Target % of Salary	Maximum Payout % of STI Target	Maximum Payout % of Salary	Corporate Goals Weighting	Individual Goals Weighting
Jonathan Evans	0%	100%	200%	200%	100%	0%
Kelvin Dushnisky	0%	100%	200%	200%	100%	0%
Richard Gerspacher	0%	75%	200%	150%	80%	20%

2024 Corporate Performance

Summary of Corporate Scorecard Results

2024 was a transformational year with an overall company score of 128%. The Company’s 2024 scorecard targets and related performance results are summarized below.

Category, Weight (out of 100%) and Corporate Score (0-200% rating based on performance)	2024 Performance
Health, Safety and Environment (HSE) and ESG Total weight: 20% Corporate score achieved: 38% Objectives: Health, Safety, Environment, People & Community, Governance, Compliance, Reporting

Achieved a performance score well above total target for this category:

Achieved a total site TRIF of 0.722 and maintained zero reportable environmental incidents.

Completed 100% implementation of the 2024 objectives Safety Road Map.

Enhanced stakeholder engagement with additional positive and visible support in 2024.

Published a comprehensive ESG report produced in-house.

Strengthened the Company’s governance with new policies and procedures to reflect the Company’s growth and maturity.

Implemented Cultural Awareness training in Q3 2024.

Corporate Strategy Total weight: 50% Corporate score achieved: 43% Objectives: Project Financing and DOE Loan

Although LAC was unable to fully meet all targets for this category by completing financing aspects earlier in the calendar year, shareholder value was enhanced with a transformative GM JV transaction that avoided common equity dilution anticipated with GM’s Tranche 2 Investment.

Closed the $2.26 billion DOE Loan in October 2024, following receipt of conditional commitment in March 2024.

Secured total combined $625 million of cash and letters of credit from GM for a 38% asset-level ownership stake in Thacker Pass; entered into a JV to support the funding, development, construction and operation of Thacker Pass. The $430 million in cash was $100 million incremental to the original Tranche 2 Investment.

Project Execution Total weight: 30% Corporate score achieved: 48% Objectives: Project/Engineering Advancement and Permitting/Regulatory Progress

Achieved a performance score of above total target for this category:

Prepared Thacker Pass for major construction by advancing site preparation, increasing detailed engineering design to 50% and completing construction permitting.

Long-Term Incentive Compensation

LTI compensation is another key component of the Company’s executive compensation program. LTI compensation is awarded on the same basis as STI awards, to motivate performance by executives and promote retention, but with a stronger focus on long-term alignment of executives’ interests with those of shareholders. Executives are also provided with an opportunity to share in the rewards of the Company’s performance, together with the associated risks of ownership of the Company’s securities.

PSUs and RSUs are generally awarded to executives as LTI awards under the Plan. PSUs generally have a three-year performance vesting cycle and are subject to performance vesting conditions based on relative TSR as described below. RSUs generally vest annually over a three-year period. The Company has the discretion to award options under the Plan as executive compensation; however, the Company generally intends to award PSUs and RSUs, rather than options, pursuant to its executive compensation program.

LTI awards for the CEO and Executive Chair are determined by the C&L Committee, and for other executives are determined by the CEO and reviewed by the Management Compensation Committee prior to their recommendation to the C&L Committee, with all awards being determined based on a combination of individual performance and consideration of long- term retention. The C&L Committee then makes a recommendation for Board approval of all LTI awards to be granted as equity compensation.

The minimum LTI target and maximum payout opportunity for each named executive for 2024 based on performance in 2023 is set out below, as a percentage of base salary. Similar to STI awards, a LTI award may be revised above or below the target set for any of the Company’s named executives or other senior management, including named executives, in the discretion of the Board on recommendation from the C&L Committee within the minimum and maximum ranges provided in the table. Mr. Mercado is not listed in the table below as he forfeited any rights to an LTI award for 2024 upon his voluntary resignation.

Named Executive	Minimum Payout	LTI Target % of Base Salary	Maximum Payout % of LTI Target	Maximum Payout % of Base Salary
Jonathan Evans	0%	125%	200%	250%
Kelvin Dushnisky	0%	100%	200%	200%
Richard Gerspacher	0%	75%	200%	150%

PSU Performance

PSUs will generally vest in full three years from the grant date and are payable in Common Shares. Performance is determined based on a comparison of TSR for LAC versus a performance peer group. The TSR for the three-year vesting period is calculated based on multiple cumulative measurement periods of equal weighting. The formula used to determine the payout factor for the 2024 PSUs is as follows:

Payout Calculation

Payout Factor =

1-Year Performance Multiplier x (1/3) + 2-Year Performance Multiplier x (1/3) + 3-Year Performance Multiplier x (1/3)

For each cumulative measurement period, LAC’s TSR is ranked relative to the performance peer group and the performance multiplier is determined based on linear interpolation:

LAC’s Percent Rank	Performance Multiplier
Below 25th Percentile		0x
25th Percentile		0.5x
50th Percentile		1.0x
75th Percentile and Above		2.0x

Vested PSUs are settled in Common Shares upon vesting unless deferred, with the number of Common Shares calculated based on the payout factor from the calculation described above.

2024 Individual Performance and STI and LTI Awards

2024 STI awards for named executives based on their individual performance scorecards are set out in the table below. Mr. Mercado is not listed in the table below as he forfeited any rights to an STI award for 2024 upon his voluntary resignation.

Named Executive	2024 Annual Base Salary ($)	STI Cash Awards ($)	Number of RSUs Awarded as STI Award(1)	RSU STI Award Value ($)
Jonathan Evans	650,000	416,000	-	416,000
Kelvin Dushnisky	590,000	377,600	-	377,600
Richard Gerspacher	465,000	234,360	-	234,360

Note:

(1)
Amounts in this column represent the STI awards for performance in 2024 determined based on actual achievement of the applicable performance metrics. Fifty percent of the amount was paid in cash in February 2025 and the remaining fifty percent are expected to be granted in April 2025, vesting 60 days from such grant date. See Executive Compensation – 2024 Individual Performance and STI and LTI awards.

The calculated 2024 LTI awards granted to named executives based on their individual performance scorecards, and adjusted for long-term retention purposes are set out in the table below. The Board approved the 2024 PSU awards on three-year vesting period in January 2024, and such 2024 PSU awards will be fully vested in February 2027. As the Company grants the LTI awards for 2024 performance in 2025, the value of such awards will be provided in the Summary Compensation Table for fiscal year 2025. Mr. Mercado is not listed in the table below as he forfeited any rights to an LTI award for 2024 performance upon his voluntary resignation.

Named Executive	2023 Annual Base Salary ($)	LTI Award Value(1) ($)	Number of PSUs Awarded as LTI Award	Number of RSUs Awarded as LTI Award
Jonathan Evans (2)	600,000	1,500,000	155,515	155,515
Kelvin Dushnisky(3)	590,000	590,000	15,292	15,292
Richard Gerspacher(4)	431,250	517,500	53,653	53,653

Notes:

(1)
The fair value of share-based LTI RSU and PSU awards was based on the five-day VWAP of $4.8227 calculated as of the day prior to the grant date. Amounts in this column for each named executive’s represent the aggregate grant date fair value of the RSUs and PSUs granted to each of the named executive’s, calculated in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. The FASB ASC Topic 718 grant date fair value of the PSUs was determined using a Monte Carlo simulation. The assumptions underlying these calculations are the closing share prices and volatility of the Company and its peer group, the risk-free rate derived from the US Treasury curve, and a correlation matrix of share price returns calculated over a historical period of three years. See Executive Compensation – Elements of Executive Compensation – PSU Performance and Peer Group for further details on how the Company determines the value of PSUs and PSU vesting.

(2)
Mr. Evans’ 2024 LTI awards were based on his base salary of $600,000 for the year ended December 31, 2023.
(3)
Mr. Dushnisky was appointed to serve as Executive Chair of the Board effective October 3, 2023 at Separation. As such, his annual base of $590,000 was prorated to $147,500 for the period October 3 to December 31, 2023. His 2024 LTI awards were based on this prorated base salary of $590,000.
(4)
Mr. Gerspacher’s annual base salary from January 1 to October 2, 2023 was $420,000, and he received an increase to $465,000 effective October 3, 2023 at Separation. His 2024 LTI awards were based on this prorated base salary of $431,250.

Benefits

LAC provides a benefits program, including health, dental, life, critical illness and disability insurance, employee and family assistance program, and a health and wellness spending account to encourage a healthy lifestyle for the Company’s employees, including named executives. LAC also offers annual retirement savings plan contribution matching, as further described in the table under Elements of Compensation.

Policies and Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Non-Public Information

LAC does not currently grant stock options or option-like equity awards to the Company’s executive officers, employees or directors, therefore LAC does not currently have a formal practice or policy with respect to the grant of stock options or option-like awards.

Other Compensation Objectives

Effective January 1, 2024, LAC updated its Share Ownership Policy, which requires, among other things, that (i) non-executive directors of LAC are required to hold Common Shares (including any grants of RSUs and DSUs) having a value equal to five times their annual cash retainer, and must achieve this level of share ownership within five years from the date they are first elected or appointed as a director of LAC; (ii) the CEO of LAC is required to hold Common Shares (including any grants of RSUs and PSUs) having a value equal to five (5) times the gross amount of the CEO’s annual base salary; and (iii) all other executives are required to hold Common Shares (including any grants of RSUs and PSUs) having a value equal to five times the gross amount of their salary. Executives who were executives as at January 1, 2024 are required to achieve the foregoing required levels of share ownership within five years following January 1, 2024, or if they were appointed subsequent to January 1, 2024, within five years from the date they are appointed as an executive of LAC.

Management of Risks

The C&L Committee and the Board periodically assess the implications of the risks associated with the Company’s compensation policies and practices. The committee maintains sufficient discretion and flexibility in implementing compensation decisions such that unintended consequences in remuneration can be minimized, while still being responsive to market influences in a competitive environment. Through the committee’s Charter, the C&L Committee has sole authority to retain consultants to assist it in the evaluation of compensation of the Company’s named executives and other senior management as well as directors. The Company has policies in place to mitigate compensation policies and practices that could encourage executives to take inappropriate and excessive risk. All material contracts and agreements require approval of the Board. The Board also approves annual and capital budgets. LAC has implemented an Incentive Compensation Recovery (Clawback) Policy, which is filed as an exhibit to the Form 10-K and available on the Company’s website. Pursuant to the Company’s Incentive Compensation Recovery Policy, the G&N Committee is empowered to recoup incentive compensation, including RSUs, DSUs, PSUs and options, that were erroneously awarded in the event that the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirements under the federal securities laws or in the event of misconduct that has a material adverse effect on the Company’s business.

The Company’s Securities Trading Policy, which applies to (i) directors, executive officers and employees of LAC, (ii) the family members of those persons described in (i), and (iii) LAC contractors and consultants who have access to material nonpublic information concerning LAC (collectively, “Insiders”), prohibits Insiders from buying or selling LAC securities when in possession of material nonpublic information and during other closed periods. Any sale or purchase of Common Shares by directors, executive officers and all other senior leaders must be made during pre-established periods after receiving preclearance by LAC’s CFO or General Counsel, or such other person as may be designated by LAC from time to time. Trading in LAC derivatives (i.e. puts or calls), engaging in short sales or otherwise engaging in hedging activities and pledging of LAC securities is prohibited for all Insiders. The Securities Trading Policy is filed as an exhibit to the Form 10-K and available on the Company’s website.

Summary Compensation Table

The table below sets out all compensation for named executives for the Company’s fiscal years ended December 31, 2024 and December 31, 2023. Named executives who are also directors of the Company are not compensated for their services as directors.

Named Executive and Principal Position	Year(2)	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Jonathan Evans, President and CEO	2024	650,000	−	1,500,000	832,000	13,800	2,995,800

	2023	600,000	80,766	1,455,873	711,600	15,500	2,863,739

Kelvin Dushnisky, Executive Chair	2024	590,000	−	147,500	755,200	0	1,492,700

	2023	214,231	−	1,852,921	166,380	0	2,233,532

Richard Gerspacher, Executive Vice President, Capital Projects	2024	465,000	−	517,500	468,720	13,800	1,465,020

	2023	433,205	41,434	1,094,564	438,258	27,266	2,034,727

Pablo Mercado, Former Executive Vice President and CFO(1)	2024	526,000	−	1,111,500	0	157,800	1,795,300

	2023	431,447	25,782	1,198,884	615,596	16,031	2,287,740

Notes:

(1)
Effective November 7, 2024, Mr. Mercado resigned from his position of Executive Vice President and CFO and his employment with the Company ended on November 22, 2024.
(2)
Prior to the Separation, executive compensation was paid by Old LAC. Following the Separation, executive compensation was paid by LAC.
(3)
Amounts in this column for each named executive’s represent the aggregate grant date fair value of the RSUs and PSUs granted to each of the named executive’s, calculated in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. The FASB ASC Topic 718 grant date fair value of the PSUs was determined using a Monte Carlo simulation. The assumptions underlying these calculations are the closing share prices and volatility of the Company and its peer group, the risk-free rate derived from the US Treasury curve, and a correlation matrix of share price returns calculated over a historical period of three years. See Executive Compensation – Elements of Executive Compensation – PSU Performance and Peer Group for further details on how the Company determines the value of PSUs and PSU vesting.
(4)
Amounts in this column represent the STI awards for performance in 2024 and 2023 determined based on actual achievement of the applicable performance metrics. Fifty percent of the amount for each named executive was paid in cash in February 2025 and the remaining fifty percent will be paid in RSUs, which are expected to be granted in April 2025, vesting 60 days from such grant date. The amounts in this column represent both the cash and expected value of the RSUs. See Executive Compensation – 2024 Individual Performance and STI and LTI awards.
(5)
Amounts in this column include the following for 2024: (i) for Mr. Evans, $13,800 in Company 401(k) plan contributions; (ii) for Mr. Gerspacher, $13,800 in Company 401(k) plan contributions; and (iii) for Mr. Mercado, (A) $13,800 in Company 401(k) plan contributions, (B) $78,750 in paid-time off payout following his voluntary resignation and (C) $65,250 in salary paid for the Company to terminate Mr. Mercado's employment prior to the end of the resignation notice period.

Outstanding Equity Awards at 2024 Fiscal Year-End

The table below sets out all outstanding and unvested equity awards for named executives for the Company’s fiscal year ended December 31, 2024. In connection with his departure from LAC, Mr. Mercado forfeited all equity awards and therefore had no outstanding and unvested equity awards as of December 31, 2024.

			Stock Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($) (2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Jonathan Evans	231,298	686,955	77,758	230,940
Kelvin Dushnisky	172,807	513,237	7,646	22,709
Richard Gerspacher	124,721	370,421	26,827	79,675

Notes:

(1)
The amounts in this column represent:

RSUs granted on January 23, 2024 to each of the named executives in the following amounts: Mr. Evans, 155,515 RSUs; Mr. Dushnisky, 15,292 RSUs; and Mr. Gerspacher, 53,653 RSUs. The RSUs vest in annual equal installments on January 23, 2025, January 23, 2026 and January 23, 2027, subject to continued employment through such vesting dates.

RSUs granted on October 24, 2023 to Messrs. Dushnisky and Gerspacher in the following amounts: Mr. Dushnisky, 146,967 RSUs; and Mr. Gerspacher, 38,610 RSUs. The RSUs vest in annual equal installments on October 24, 2025, October 24, 2026 and October 24, 2027, subject to continued employment through such vesting dates.

8,712 RSUs granted on February 9, 2023 to Mr. Gerspacher, which vest on his termination of employment.

PSUs granted to Mr. Evans in 2022 and 2023 and to Mr. Gerspacher in 2023 in the following amounts: Mr. Evans, 19,040 and 46,996 PSUs, respectively, and Mr. Gerspacher, 23,746 PSUs. The 2022 and 2023 PSUs were deemed earned at 100% as of the Separation and subject only to continued employment through January 31, 2025 and February 8, 2026, respectively.

DSUs granted to Messrs. Evans and Dushnisky in the following amounts: Mr. Evans, 9,747 DSUs; and Mr. Dushnisky, 10,548 DSUs. The DSUs will vest and be settled upon a termination of employment.

(2)
The amounts in this column reflect the aggregate market value of outstanding RSUs, PSUs and DSUs, as applicable, calculated using the value of a common share of the Company on December 31, 2024, which was $2.97.
(3)
The amounts in this column represent the threshold number of PSUs granted on January 23, 2024 to each of the named executives that could become earned based on the Company’s absolute and relative TSR performance over a three-year performance period. As of December 31, 2024, the Company’s absolute and relative TSR performance were both tracking at 0%. Therefore, pursuant to the applicable SEC rules, the amounts in this column reflect the threshold payout. The actual number of PSUs earned based on actual performance over the full performance period may be more or less than this amount.
(4)
The amounts in this column reflect the aggregate market value of outstanding PSUs, calculated using the value of a common share of the Company on December 31, 2024, which was $2.97.

Other Compensation and Pension Benefits

LAC has not maintained, and do not currently maintain, a defined benefit pension plan or nonqualified deferred compensation plan in which the Company’s named executives participate. The Company currently maintains a registered retirement savings plan (“RRSP”) program for Canadian employees and a 401(k) savings plan for U.S. employees, where eligible employees, including the Company’s named executives, are allowed to contribute portions of their eligible compensation to a tax-qualified account. For the RRSP, LAC provides discretionary matching contributions equal to 4% of employees’ eligible compensation contributed to their RRSP plan up to a maximum of CDN$31,560 contribution. For the 401(k) savings plan, LAC provides discretionary matching contributions equal to 4% of employees’ eligible compensation contributed to the plan up to a maximum compensation limit of $345,000.

Employment Agreements

Jonathan Evans, President and Chief Executive Officer

As at December 31, 2024, Mr. Evans was paid a base salary of $650,000, and was eligible to receive short-term incentive compensation at a target rate of 100% of base salary (“Evans STI Bonus”) and long-term incentive compensation at a target rate of 150% of base salary. Effective January 1, 2025, the Board approved adjustments to Mr. Evans’ base salary to $666,250 and long-term incentive compensation to a target rate of 225% of base salary.

On termination of employment without cause, because of a “Disability,” or for “Good Reason,” each as defined in Mr. Evans’ employment agreement, Mr. Evans will receive the following severance package: (a) 24 months (the “Evans Severance Period”) of base salary; (b) two times the Evans STI Bonus he received for the year prior to the year in which his employment terminates; (c) accelerated vesting of any equity awards scheduled to vest during the Evans Severance Period; and (d) continuation of benefits coverage during the Evans Severance Period or reimbursement for replacement coverage (the “Evans Severance Package”).

If at any time there is a “Change of Control” during the employment agreement (as defined in the employment agreement), and conditional upon Mr. Evans continuing to perform services to LAC Management LLC (“LACM”) until the “Change of Control” event, then Mr. Evans will receive the Evans Severance Package described above, and all equity awards previously granted will vest immediately in accordance with the terms of the Plan.

Kelvin Dushnisky, Executive Chair

As at December 31, 2024, Mr. Dushnisky was paid a base salary of $590,000, and was eligible to receive short-term incentive compensation at a target rate of 100% of base salary (“Dushnisky STI Bonus”) and long-term incentive compensation at a target rate of 100% of base salary. Effective January 1, 2025, the Board approved adjustments to Mr. Dushnisky's base salary to $604,750 and long-term incentive compensation to a target rate of 130% of base salary.

Mr. Dushnisky was granted a one-time signing equity award with a grant date fair value of $1,770,000 in the form of RSUs. On termination of employment without cause, because of a “Disability,” or for “Good Reason,” each as defined in Mr. Dushnisky’s employment agreement, Mr. Dushnisky will receive the following severance package: (a) 18 months of his base salary; (b) any equity awards previously granted will be governed by the terms of the Plan and any applicable grant agreement; and (c) continuation of benefits coverage and vacation accrual for the minimum notice period required by applicable employment standards legislation.

If at any time there is a “Change of Control” during the employment agreement (as defined in the employment agreement), and within 12 months of such “Change of Control”:

1.
Mr. Dushnisky’s employment is terminated without cause, or
2.
Mr. Dushnisky resigns for “Good Reason” (as defined in the employment agreement) after (A) providing the Company with at least 14 days’ written notice of the circumstances constituting “Good Reason”; and (b) the Company failing to remedy the circumstances constituting “Good Reason” within that time, then Mr. Dushnisky will be entitled to receive the following:

- 24 months of base salary;

- two times the Dushnisky STI Bonus; and

- benefits continuation for 24 months if permitted by the rules of the applicable benefits plan(s). For benefits that cannot be continued through the entire 24 months, the Company will pay Mr. Dushnisky the value of the premiums that would be paid to the plans during the 24 month period.

All equity awards previously granted will vest immediately in accordance with the terms of the Plan.

Richard Gerspacher, Executive Vice President, Capital Projects

As at December 31, 2024, Mr. Gerspacher was paid a base salary of $465,000, and was eligible to receive short-term incentive compensation at a target rate of 75% of base salary (“Gerspacher STI Bonus”) and long-term incentive compensation at a target rate of 75% of base salary. Effective January 1, 2025, the Board approved adjustments to Mr. Gerspacher's base salary to $476,625 and long-term incentive compensation to a target rate of 100% of base salary. Mr. Gerspacher received a one-time grant of equity awards in the form of RSUs with a value of $465,000 (the “Initial Gerspacher RSUs”).

On termination of employment without cause, because of a “Disability," or for “Good Reason," each as defined in Mr. Gerspacher’s employment agreement, Mr. Gerspacher will receive the following severance package: (a) 12 months (the “Gerspacher Severance Period”) of base salary; (b) an amount equal to the Gerspacher STI Bonus he received for the year before termination; (c) the Initial Gerspacher RSUs fully vest as of the termination date and accelerated vesting of any equity awards scheduled to vest during the Gerspacher Severance Period; and (d) continuation of benefits coverage during the Gerspacher Severance Period or reimbursement for replacement coverage (the “Gerspacher Severance Package”).

If at any time there is a “Change of Control” during the employment agreement (as defined in the employment agreement), and within 12 months of such “Change of Control”:

1.
Mr. Gerspacher’s employment is terminated without cause, or
2.
Mr. Gerspacher resigns for “Good Reason” (as defined in the employment agreement) after (a) providing LACM with written notice of the circumstances constituting “Good Reason”; (b) LACM failing to remedy the circumstances constituting “Good Reason”, then Mr. Gerspacher will be entitled to receive the Gerspacher Severance Package described above, except that the Gerspacher Severance Period will then be 24 months; and (c) all equity awards previously granted will vest immediately in accordance with the terms of the Plan.

Pablo Mercado, Former Executive Vice President and CFO

Mr. Mercado served as the Executive Vice President and Chief Financial Officer of the Company until November 22, 2024. Following Mr. Mercado’s resignation, the Company waived the resignation notice period in part and paid him in lieu the remaining portion of his base salary in the amount of $65,250, pursuant to his employment agreement and voluntary resignation letter agreement. Subject to the terms of Mr. Mercado’s employment agreement, the Company paid him $78,750 in paid-time off payout upon termination following his voluntary resignation, and unvested equity awards as of November 22, 2024 were forfeited for no consideration.

Management Contracts

No management functions of the Company or its subsidiaries are to any substantial degree performed by a person or company other than the directors and officers of the Company or its subsidiaries.

Director Compensation

The Company’s director compensation program has been designed to be competitive to market. LAC intends to review the program with the assistance of an independent compensation consultant every two years to allow LAC to attract and retain qualified directors to serve on the Board, and the first review is expected to occur in 2024. The compensation peer group for purposes of benchmarking director compensation is the same as that for the Company’s executive compensation program. See Executive Compensation – Compensation Benchmarking for further details.

Director Fee Schedule

The fee schedule for independent directors for the year ended December 31, 2024 is set out below. Compensation the Company pays to its independent directors is comprised of fees for serving on the Board and committees, and fees for attending meetings in excess of ten Board and committee meetings combined annually. Fees are payable quarterly, through a combination of cash and DSU grants at the election of each independent director and in accordance with the Plan. Fees are generally paid or issued for the previous quarter's services concurrent with Board meetings to approve quarterly and annual filings. Where compensation for excess meeting fees becomes payable in any given year, such fees are paid on an annual basis.

Non-Employee Director Compensation	Compensation (in cash or securities)
Annual base fees
Independent director fee (for all independent directors)	$155,000 per year, with a minimum of $90,000 payable in DSUs under the Plan

Lead independent director retainer	$25,000: $15,000 cash and $10,000 in DSUs under the Plan

Additional fees for serving on committees

Annual fee for acting as Chair of the Audit and Risk Committee	$20,000 per year

Annual fee for acting as Chair of any other committee	$15,000 per year

Annual fee for serving as a non-Chair member of any committee	$5,000 per year

Meeting fees for attending Board and committee meetings in excess of 10 meetings per year	$1,000 per meeting

Special committee meeting fees	To be set by the Board concurrent with establishing the special committee, and dependent upon the expected workload

The Company also reimburses directors for reasonable travel and out-of-pocket expenses in connection with their services, including attendance at in-person meetings and site visits. Directors are also eligible to receive options under the Plan as compensation; however, the Company generally intends to award DSUs to directors, rather than options, pursuant to its director compensation program.

Independent directors are compensated for serving on special committees, with fees set by the Board at the time the special committee is formed. There were no special committees of the Board during 2024.

Director Compensation Table

The table below summarizes the compensation earned by all directors other than directors who are also named executives for the year ended December 31, 2024. In 2024, a total of $975,000 in director compensation was earned by independent directors.

The total amount of director compensation in the table below excludes compensation earned by Mr. Evans and to Mr. Dushnisky, who do not receive additional compensation for their services as directors of LAC but rather are compensated in connection with their respective executive roles. As set out in more detail below, Mr. Kirkman did not receive compensation for his services as a director in 2024.

Director Name	Fees Earned ($)(1)	Share- Based Awards ($)(2)	Total ($)(2)
Michael Brown	30,000	155,000	185,000
Fabiana Chubbs	88,000	100,000	188,000
Yuan Gao	52,000	165,000	217,000
Zach Kirkman(3)	-	-	-
Jinhee Magie	92,000	100,000	192,000
Philip Montgomery	103,000	90,000	193,000

Notes:

(1)
Cash portion of fees earned by each director.
(2)
Share-based awards portion of fees earned by each director. Amounts in this column represent the aggregate grant date fair value of the DSUs granted to directors during the 2024 fiscal year, calculated in accordance with FASB ASC Topic 718. The FASB ASC Topic 718 value for the DSUs was calculated using the volume weighted adjusted price over the five days up to and including the last day of the applicable quarter. As of December 31, 2024, the following DSUs were held by each of the Company’s directors, which are unvested and will be settled at the end of their board tenure, respectively: (i) Mr. Brown, 39,787 DSUs, (ii) Ms. Chubbs, 63,157 DSUs, (iii) Mr. Gao, 69,711 DSUs, (iv) Ms. Magie, 35,457 DSUs and (v) Mr. Montgomery, 23,612 DSUs. Additionally, as of December 31, 2024, Ms. Magie held 1,079 vested RSUs, which will be settled at the end of her board tenure if she does not elect to settle same prior to.
(3)
Pursuant to the GM Investor Rights Agreement, a director’s fee would be payable to Mr. Kirkman based on Mr. Kirkman’s service on the Board unless GM waives the fee. GM waived the director’s fee and as such Mr. Kirkman does not receive director compensation as the GM director nominee on the Board.

The following table provides a breakdown of the fees earned by independent directors in the table above, based on the services each director provided under the fee schedule, except as otherwise indicated:

Director Name		Board Retainer ($)	Committee Retainer ($)	Board and Committee Meeting Fees ($)(1)	Total ($)
Michael Brown	Cash Share-based Awards	- 155,000	20,000 -	10,000 -	30,000 155,000
Fabiana Chubbs	Cash Share-based Awards	55,000 100,000	25,000 -	8,000 -	88,000 100,000
Yuan Gao	Cash Share-based Awards	15,000 165,000	25,000 -	12,000 -	52,000 165,000
Zach Kirkman(2)	Cash Share-based Awards	- -	- -	- -	- -
Jinhee Magie	Cash Share-based Awards	55,000 100,000	25,000 -	12,000 -	92,000 100,000
Philip Montgomery	Cash Share-based Awards	65,000 90,000	25,000 -	13,000 -	103,000 90,000

Notes:

(1)
Fees earned by each independent director attending more than a combined total of 10 Board and committee meetings per calendar year.
(2)
Pursuant to the GM Investor Rights Agreement, a director’s fee would be payable to Mr. Kirkman based on Mr. Kirkman’s service on the Board unless GM waives the fee. GM waived the director’s fee and as such Mr. Kirkman does not receive director compensation as the GM director nominee on the Board.

Corporate Governance

LAC is subject to corporate governance requirements applicable to U.S. domestic issuers and applicable Canadian corporate governance requirements, as well as the governance and disclosure requirements of the TSX and the NYSE.

The Company has a comprehensive system of stewardship and applies a system of stewardship and accountability to align with applicable Canadian and US requirements, including: Canadian Securities Administrators (CSA) National Policy 58-201 Corporate Governance Guidelines; National Instrument 58-101 Disclosure of Corporate Governance Practices; National Instrument 52-110 Audit Committees; requirements of the British Columbia Business Corporations Act; Item 407 of Regulation S-K of the SEC and the corporate governance guidelines of the NYSE.

CODE OF CONDUCT

LAC’s Code of Conduct is the Company’s formal statement of expectations, including with regards to business ethics, that applies to all individuals at LAC and the Company’s subsidiaries, including directors, officers and employees (including the CEO, CFO and Principal Accounting Officer), as well as consultants and contractors retained by the Company. It discusses what LAC expects of personnel in various areas including:

•
comply with applicable laws, rules, regulations and policies;
•
act honestly and ethically;
•
use their best judgement;
•
understand the legal requirements and other standards applicable to their work, and seek advice from management, internal counsel or externally if uncertain on how to proceed;
•
act with integrity and treat people with respect;
•
do not engage in bullying, harassment or discrimination of any kind;
•
avoid conflicts of interest, including examples of acceptable forms of gifts and entertainment, and do not use Company opportunities for personal gain;
•
keep information confidential;
•
comply with anti-corruption and money laundering prohibitions;
•
comply with environmental, social, health and safety requirements;
•
protect Company assets and use them efficiently; and
•
report unethical or illegal behavior, and concerns about LAC’s business or financial disclosure.

The Board approved the Code of Conduct on October 4, 2023. The latest version of the Code of Conduct is available on the Company’s website. The Company will post information regarding any amendment to, or waiver from, its Code of Conduct on its website under the Governance sub-heading, under the ESG-S tab.

On the commencement of employment with LAC and annually thereafter, all LAC employees and consultants active in the Company’s human resources information system are required to certify compliance with the Code of Conduct. In addition, employees and consultants are also required to disclose any actual or potential conflicts of interest. As of the date of this Proxy Statement, 100% of such LAC employees and consultants have certified compliance with the Code of Conduct for the year ended December 31, 2024.

Directors must also certify their compliance with the Code of Conduct on an annual basis. All directors serving on the Board as at the date of this Proxy Statement have certified their compliance with the Code of Conduct for the year ended December 31, 2024.

BOARD LEADERSHIP STRUCTURE

The Company has separate Executive Chairman and CEO positions. The Company believes that its leadership structure is optimal for the Company at this time. This structure allows the CEO to focus on managing the Company’s business, while the Executive Chairman oversees the functioning of the Board. The Executive Chairman and CEO work closely together on Board matters.

Our Board’s designated Lead Independent Director is Yuan Gao, responsible for ensuring that the independent directors have regular opportunities to meet in executive sessions without the presence of executives and non-independent directors. Discussions among the independent directors will be led by the Lead Independent Director who will subsequently provide feedback to the Executive Chair. Independent directors have the opportunity to meet in camera at every Board and committee meeting.

COMMUNICATION WITH THE BOARD

Shareholders and interested parties may send communications to the entire Board, to a particular committee or to an individual director. The mailing address is Lithium Americas Corp., 3260 - 666 Burrard St, Vancouver, BC V6C 2X8, Attention: Corporate Secretary.

BOARD ROLE IN RISK OVERSIGHT

The Company’s risk management strategy is to ensure that LAC’s risks and related exposures are aligned with its objectives as well as Company’s risk tolerances.

LAC’s Board and its committees are responsible for risk oversight, including how the risks are being managed and mitigated by management. LAC’s CFO leads the Company’s risk management program and formal enterprise risk management (“ERM”) system and processes that identify, evaluate, prioritize, mitigate and monitor risk.

On a quarterly basis, management presents the enterprise risk register to the A&R Committee and Board. At quarterly committee meetings, the committees review the risks pertaining to their area of focus, as outlined in Board Committee Charters and Risk Oversight matrix. LAC’s ERM system identifies, tracks and analyzes various risks at the corporate level, and for the Company’s operating subsidiaries. The ERM system allows the Company’s management team to identify risks throughout the organization, assess the level of materiality, determine appropriate mitigation measures and report on responses to material risks through the A&R Committee on a quarterly basis. LAC also maintains an insurance program as part of the Company’s risk management measures.

MEETINGS AND COMMITTEES OF THE BOARD

The Board held ten (10) meetings during 2024. During 2024, all of the Company’s directors attended 100% of the meetings of the Board and the meetings of the committees of the Board on which each director served with the exception of Mr. Kirkman, who attended 80% of Board and 100% of committee meetings.

The Board has five (5) standing committees as more particularly described below. The Board, and the A&R Committee, S&S Committee, Committee and Technical Committees are each required to meet a minimum of four (4) times per calendar year. The C&L Committee and G&N Committee are each required to meet a minimum of two (2) times per calendar year. During 2024, the A&R Committee held four (4) meetings, C&L Committee held five (5) meetings, the G&N Committee held three (3) meetings, the S&S Committee held four (4) meetings, and the Technical Committee held four (4) meetings.

The Board has adopted a Corporate Governance Framework to act as a guide for the Board in the exercise of its responsibilities to the Company and Shareholders, in addition to written charters for each Board committee setting out the duties and responsibilities for the committee and its members, areas of committee oversight and the process for reporting to the Board. The Board has not developed written position descriptions for the chairs of each committee, as those roles are derived from the mandates and responsibilities of each committee, together with the functioning of the committees themselves. The Corporate Governance Framework and Board Committee Charters are available on the Company’s website (www.lithiumamericas.com).

Board Effectiveness and Director Assessment

The G&N Committee oversees an assessment of the performance of the Board, the Chair, Board Committees and individual directors annually and reports the results to the Board.

The assessment process involves an annual individual director assessments and committee assessments. The individual director assessment includes questions about effectiveness, communication, personal and individual peer performance and soliciting input from directors about areas for potential improvement, and seek specific input on topics such as risk, strategy and governance. The Executive Chair of the Board and Chair of the G&N Committee meet separately with individual directors as deemed appropriate. The G&N Committee also monitors developments in board governance and evolving best practices in corporate governance.

Board Education and Orientation

The Company believes in the importance of ongoing director education and the need for directors to have a current and detailed understanding of their duties and responsibilities as directors and emerging trends in the mining industry.

In addition to the wide range of information provided to the Board at scheduled meetings, senior management and professional advisors also regularly provide presentations to the Board on specific aspects of the business or industry that are deemed particularly relevant or important, or on topics that the Board considers to be beneficial. In some cases, external consultants are invited to address the Board. Board members are also encouraged to attend seminars, conferences and professional development events that further their knowledge about matters relevant to the Board or committee they are members of, or their knowledge of the Company’s business. All Board members are members of, and have access to, resources provided by the Institute of Corporate Directors and National Association of Corporate Directors. Members of the A&R Committee in particular are encouraged to attend conferences related to accounting, finance and cybersecurity issues to maintain and further their knowledge of issues falling within the oversight of the committee, and members independently attend seminars and sessions offered externally in this regard.

Visits to Lithium Americas’ facilities are also important educational opportunities. Directors are generally given tours of the properties, including the project site and technical center, to provide them with additional insight into the business and to encourage interaction with local management and personnel. In addition, all Board members are provided with detailed monthly management reports regarding the business and operations.

In 2024, directors completed a site tour of the Thacker Pass project. They also completed seminars and information sessions offered by management and third parties on topics including strategic planning from a board perspective, corporate governance, cybersecurity, and accounting and financial reporting developments.

New directors on the Board are provided with an orientation that includes meetings with the Company’s senior management team, including the Executive Chair, President and CEO, Executive Vice President and CFO, Executive Vice President, Capital Projects, Senior Vice President, General Counsel and Corporate Secretary, Vice President, Human Resources, and Vice President, Government and External Affairs. Resources generally cover topics including the Company’s history and current status of operations, information about the Company’s business, goals, strategy and major policies, familiarization with partners and major service providers, updates on the political environment in the jurisdictions where the Company operates, information about the lithium industry, lithium markets and pricing, as well as developments in the electric vehicle and battery markets, recent analyst reports, information about the Code of Conduct, information pertaining to personal liabilities, LAC’s insurance program, cybersecurity, rules for purchasing, exercising and selling Company-issued securities (Common Shares, incentive plan securities such as DSUs, RSUs and Options, and other convertible securities such as warrants), and rules regarding insider trading and non-public information. New directors also participate in office and site visits and have the opportunity to meet with staff throughout the organization.

A Board manual is also provided to new Board directors that includes LAC policies, including the Code of Conduct, the Board’s Corporate Governance Framework, Committee Charters, position descriptions and other information about the Company.

Audit and Risk Committee

The A&R Committee consists of Fabiana Chubbs (Chair), Michael Brown and Jinhee Magie. The Board has determined that the members of the A&R Committee meet the applicable independence requirements of the SEC and the applicable NYSE rules.

The A&R Committee is responsible for (a) overseeing the integrity of the Company’s financial statements and reviewing the Company’s financial disclosure and reporting; (b) overseeing the integrity and performance of the Company’s internal audit processes, including the internal audit function; (c) monitoring the qualifications, independence and performance of the Company’s external auditor; (d) reviewing the integrity and effectiveness of the Company’s systems of internal controls for reporting on the Company’s financial condition; (e) monitoring management’s compliance with legal and regulatory requirements as it relates to financial and reporting matters; and (f) overseeing certain risk management systems and practices adopted by the Company.

Based on their business and educational experiences, each A&R Committee member has a reasonable understanding of the accounting principles used by the Company; an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more individuals engaged in such activities; and an understanding of internal controls and procedures for financial reporting. All members of the A&R Committee have had several years of experience in senior executive roles or as board members of significant business enterprises in which they assumed substantial financial and operational responsibility.

The A&R Committee meets in-camera with the CFO at the end of each meeting, and meets separately with the external auditor and internal controls auditor. The committee also meets in-camera at the end of each meeting.

Financial Literacy

In accordance with applicable Canadian securities laws, the Board defines an individual as financially literate if he or she can read and understand financial statements that are generally comparable to ours in breadth and complexity of issues. All members of the A&R Committee are financially literate. Mesdames Chubbs and Magie each qualify as an audit committee financial expert, as defined by the SEC.

Compensation and Leadership Committee

NYSE requires each listed issuer to determine the compensation of the Company’s officers either by a compensation committee composed entirely of independent directors, each of whom satisfies the additional independence requirements specific to compensation committee membership set forth in the NYSE Listed Company Manual, and such compensation committee must have a written charter that meets the requirements of the NYSE Listed Company Manual.

The C&L Committee consists of Jinhee Magie (Chair), Yuan Gao, and Philip Montgomery, each of whom meets the applicable independence requirements of the SEC and the applicable NYSE rules. The C&L Committee is responsible for (a) reviewing senior leadership development and succession planning for the Company; (b) discharging the Board’s responsibilities relating to compensation and benefits of the executive officers and directors of the Company; and (c) developing and overseeing the management’s compensation policies and programs.

The C&L Committee meets in-camera at the end of each meeting.

Governance and Nomination Committee

NYSE requires each listed issuer to select director nominations by a nominating and corporate governance committee composed entirely of independent directors, and such nominating and corporate governance committee must have a written charter that meets the requirements of the NYSE Listed Company Manual.

The G&N Committee consists of Yuan Gao (Chair), Fabiana Chubbs, and Jinhee Magie, each of whom meets the applicable independence requirements of the SEC and the applicable NYSE rules. The G&N Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by (a) identifying individuals qualified to become Board and Board committee members and recommending that the Board select directors for appointment or election to the Board; and (b) developing and recommending to the Board corporate governance policies and procedures for the Company and making recommendations to the Board with respect to corporate governance practices.

The G&N Committee meets in-camera at the end of each meeting.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment and the willingness to make a strong commitment to the Company and its success. The G&N Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each Board committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the G&N Committee. The G&N Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the G&N Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The G&N Committee does not have a formal policy that addresses director candidates recommended by shareholders because the Board believes that its current director solicitation processes and shareholder engagement are sufficient to incorporate shareholder involvement without a formal policy. Additionally, the G&N Committee will consider director candidates recommended by shareholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company or third parties.

Safety and Sustainability Committee

The S&S Committee consists of Michael Brown (Chair), Jonathan Evans, Zach Kirkman, and Philip Montgomery, of whom Mr. Brown and Mr. Montgomery are “independent” directors. The S&S Committee is responsible for reviewing and reporting to the Board on corporate policies, procedures, and practices with respect to managing the risks and opportunities associated with: (a) health and safety; (b) environmental matters including water, waste, biodiversity, reclamation, closure, carbon emissions, air quality management and responsible production; (c) social engagement and social responsibility policies and activities of the Company, including but not limited to interactions with local communities, governments, Indigenous communities, academic institutions, and industry, policy and advocacy groups; and (d) sustainable development and business practices as they relate to environmental, safety, social engagement and social responsibility and related matters in the conduct of the Company’s activities. The S&S Committee is also responsible for reviewing and monitoring the Company’s sustainability reporting, as well as the Company’s alignment and audits against sustainability frameworks.

The S&S Committee meets in-camera at the end of each meeting, including independent directors only.

Technical Committee

The Technical Committee consists of Philip Montgomery (Chair), Jonathan Evans and Yuan Gao, of whom Mr. Montgomery and Dr. Gao are “independent” directors. The Technical Committee is responsible for overseeing the Company’s exploration, project development and technical operational functions. The primary purpose of the Technical Committee is to (a) review and recommend to the Board any new proposed major capital investments, (b) assist the Board with oversight of management’s execution of approved major capital investments, and (c) handle any additional matters delegated to the Technical Committee by the Board from time to time.

The Technical Committee meets in-camera at the end of each meeting, including independent directors only.

For more information about the skills and experience of each director of the Company’s Board, refer to their bios above under Directors of Registrant – Director Nominee Profiles.

INSIDER TRADING POLICY

The Company has adopted an insider trading policy entitled the Securities Trading Policy governing the purchase, sale and/or other dispositions of its securities by its directors, officers and employees that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to the Company. A copy of the Company’s Security Trading Policy is filed as Exhibit 19.1 to the Company’s Form 10-K. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws as well as the applicable rules and regulations of NYSE.

Security Ownership of Certain Beneficial Owners and Management

Equity Compensation Plan Information

See Item 11 – Compensation Plans – Securities Authorized for Issuance Under Equity Compensation Plans for information regarding LAC’s equity plan compensation.

Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership Table

The table below sets forth information regarding ownership of Shares as of April 15, 2025 by each person or entity known by the Company to be the beneficial owners of more than 5% of issued and outstanding Shares, and Shares beneficially owned by each of the Company’s directors, NEOs and all directors and executive officers as a group. To the best of the Company's knowledge, except as disclosed in the table below or with respect to the Company's directors and executive officers, the Company is not controlled, directly or indirectly, by another corporation, by any foreign government or by any other natural or legal persons. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all Shares beneficially owned by them.

The number of Shares beneficially owned by each person is determined under applicable SEC rules. Under these rules, a person is considered to have “beneficial ownership” of any shares over which that person, directly or indirectly, has or shares voting or investment power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all Shares beneficially owned by them. The beneficial ownership percentage of each person is based on 218,686,462 Shares outstanding as of April 15, 2025.

Name of beneficial owner	Number of Common Shares held	Percent of LAC shares outstanding
5% or greater shareholders
General Motors Holdings LLC(1)	15,002,243	6.86%
Ganfeng Lithium Co., Ltd.(2)	15,000,000	6.86%
Orion Resource Partners LP(3)	43,715,423	19.99%
Officers and Directors
Aubree Barnum(4)	76,757	*
Michael Brown(5)	57,468	*
Fabiana Chubbs(6)	80,089	*
Luke Colton	0	*
Tim Crowley(7)	143,073	*
Kelvin Dushnisky(8)	327,279	*
Jonathan Evans(9)	711,280	*
Yuan Gao(10)	86,334	*
Richard Gerspacher(11)	188,138	*
Edward Grandy(12)	151,178	*
April Hashimoto(13)	77,913	*
Zach Kirkman	0	*
Jinhee Magie(14)	51,573	*
Philip Montgomery(15)	30,916	*
Alexi Zawadzki(16)	436,108	*
All current directors and executive officers as a group (15 individuals)	2,418,106	*1.11%

Notes:

(1)
This information is based on a review of ownership reports filed with the SEC on or before March 17, 2025. As reported on Schedule 13D/A as of December 20, 2024, and filed with the SEC on December 23, 2024, the business address for General Motors Holdings LLC is 300 Renaissance Center, Detroit, MI 48265. General Motors Holdings LLC has an aggregate beneficial ownership of 15,002,243 Shares, sole voting power over 0 Shares, sole dispositive power over 0 Shares, shared voting power over 15,002,243 Shares and shared dispositive power over 15,002,243 Shares. General Motors Holdings LLC is a wholly owned subsidiary of General Motors Company. General Motors Company may be deemed to share beneficial ownership over the Shares directly or beneficially owned by General Motors Holdings LLC. This information is based solely upon the Amendment No. 3 to Schedule 13D filed by General Motors Holdings LLC on December 23, 2024. The Company takes no responsibility for such information and makes no representation as to its accuracy or completeness as of the date hereof or on any subsequent date.
(2)
The business address for Ganfeng Lithium Co., Ltd. is Longteng Road, Economic Development Zone, Xinyu, Jiangxi Province, China.
(3)
Represents 43,715,423 Shares issuable upon conversion of the senior unsecured convertible notes in the aggregate principal amount of $195 million (the “Orion Notes”) held by Orion Resource Partners LP (“Orion”), which is 19.99% of the Shares outstanding as of the Record Date. Conversion of the Orion Notes is subject to a limit of 19.99% of the lesser of (a) the Company’s Shares outstanding as of March 4, 2025 and (b) the Company’s Shares outstanding at the time of the conversion. As of the Record Date, Orion had not converted any of the Orion Notes and did not hold any Shares.
(4)
Includes 24 Shares held indirectly by the individual’s spouse. Includes 41,507 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(5)
Includes 52,367 Shares underlying deferred share units.
(6)
Includes 71,273 Shares underlying deferred share units.
(7)
Includes 41,507 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(8)
Includes 10,548 Shares underlying deferred share units and 147,957 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(9)
Includes 9,747 Shares underlying deferred share units and 163,003 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(10)
Includes 83,103 Shares underlying deferred share units.
(11)
Includes 91,830 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(12)
Includes 49,840 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(13)
Includes 43,582 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.
(14)
Includes 43,573 Shares underlying deferred share units.
(15)
Includes 30,916 Shares underlying deferred share units.
(16)
Includes 62,305 Shares underlying restricted share units exercisable within 60 days of April 15, 2025.

* Represents less than one percent of the total issued and outstanding Shares.

Certain Relationships and Related Party Transactions

LAC’s Code of Conduct requires all of the Company’s employees and directors to avoid any activity that is in conflict with LAC’s business interests, and to disclose any actual or potential conflicts of interest to the Company. The Company’s employees and directors must also annually certify their compliance with the Code of Conduct. Disclosures of an actual or potential conflict of interest are reviewed by the Company’s General Counsel to ensure appropriate follow-up and reporting. Any waiver from the Code of Conduct requires the approval of the CEO in consultation with the G&N Committee. For senior executive officers and members of the Board, a waiver requires the express approval of the Company’s Board and must be promptly disclosed as required by law and regulation. Since the beginning of 2024, there has been no waiver of any aspect of the Code of Conduct.

If a director or officer has a material interest in a transaction or agreement involving the Company, or otherwise identifies a potential personal conflict, the director or officer must declare the conflict or potential conflict to the Board. A director who has a material interest, conflict or potential conflict must abstain from voting on the matter at any Board meeting where it is being discussed or considered.

The Board also forms special committees as needed, comprised of only independent directors, to evaluate proposed related party transactions and ensure that independent judgment is used to evaluate the transaction, free of any potential or actual conflict of interest, or for other purposes as needed and determined by the Board in its sole discretion. In addition, the Board considers related party transactions in conjunction with making director independence determinations. Completion of annual questionnaires by directors and officers of the Company assists in identifying possible related party transactions.

Except as set forth below, since January 1, 2023, the Company has not been a party to any related party transactions. A related party transaction includes transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and the related party has or will have a direct or indirect material interest. Related parties include any director, nominee for director or executive officer of the Company, shareholders beneficially owning more than five percent of the Company’s voting securities, and the immediate family members of these individuals.

Transition Services

Upon closing of the Arrangement, the Company entered into a transition services agreement with Lithium Argentina, whereby each company provided to the other company various accounting, payroll and other technical services. The transition services agreement was terminated on October 2, 2024, as more particularly described in note 16 to the financial statements of the Company's Form 10-K.

GM Transactions

Prior to the Separation, on January 30, 2023, Old LAC had entered into a purchase agreement with GM, pursuant to which GM agreed to make a $650 million equity investment (the “2023 Transaction”), the proceeds of which were to be used for the construction and development of Thacker Pass. The 2023 Transaction was comprised of two tranches, a first tranche investment of $320 million (“Tranche 1 Investment”) and a second tranche investment of up to $330 million (the “Tranche 2 Investment”). Tranche 1 closed and the Phase 1 offtake agreement was executed on February 16, 2023, when GM subscribed for 15,002,000 subscription receipts of Old LAC, which were automatically converted into 15,002,000 units comprising 15,002,000 shares and 11,891,000 warrants of Old LAC, which became 15,002,000 common shares of the Company post-Separation. The subscription proceeds were paid to Old LAC, and the remaining unspent proceeds were distributed to the Company on October 3, 2023, pursuant to the Arrangement.

On October 3, 2023, pursuant to the Separation, the full amount of the remaining unspent proceeds of Tranche 1 Investment were included in the net assets distributed by Old LAC to the Company.

As the Separation was completed before the closing of the Tranche 2 Investment, on October 3, 2023, the agreement for the Tranche 2 Investment in Old LAC was terminated and replaced by a corresponding subscription agreement between GM and the Company whereby the proceeds of the Tranche 2 Investment were to be received by the Company.

On October 15, 2024, the Company and GM entered an investment agreement (the “Investment Agreement”) to establish a joint venture for the purpose of funding, developing, constructing and operating Thacker Pass. Prior to closing the JV Transaction on December 23, 2024, the Company transferred its interest and certain other assets into Lithium Nevada Ventures LLC. In connection with the JV Transaction, the Company also closed an amendment to the DOE Loan to accommodate changes relating to the JV Transaction.

Under the terms of the Investment Agreement, GM acquired a 38% asset-level ownership stake in Thacker Pass for $625 million in total cash and letters of credit, including $430 million of direct cash funding to the JV to support the construction of Phase 1 and a $195 million letter of credit facility (“LC Facility”) that can be used as collateral to support reserve account requirements under the DOE Loan.

As part of the Arrangement, the agreement to supply GM with lithium carbonate production from Thacker Pass (the “Offtake Agreement”) was assigned by Old LAC to the Company. GM agreed to extend its existing Offtake Agreement for up to 100% of production volumes from Phase 1 of Thacker Pass to 20 years to support the maturity of the DOE Loan. On closing of the JV Transaction, GM also entered into an additional 20-year offtake agreement for up to 38% of Phase 2 production volumes and will retain its existing right of first offer on the remaining Phase 2 production volumes.

The Company and GM terminated the Tranche 2 Investment subscription agreement concurrent with the execution of the Investment Agreement.

GM is the holder of more than 5% of the Company’s outstanding Common Shares. In addition, Zach Kirkman, a director of the Company, is employed as the Deputy Chief Financial Officer at GM.

Indebtedness of Directors and Executive Officers

None of the current or former directors, or executive officers of the Company or its subsidiaries, or their respective associates or affiliates, are or have been indebted to the Company or its subsidiaries since the beginning of the last completed financial year of the Company.

PROPOSAL NO. 3:

Appointment of Independent Registered Public Accounting Firm

The A&R Committee has recommended to the Board that PwC be nominated for appointment by the Shareholders, at a remuneration to be fixed by the Board, to serve as the Company’s independent registered public accounting firm for the ensuing year. PwC has served as the Company’s independent registered public accounting firm since the Company's incorporation and has audited the Company’s financial statements as of and for the fiscal year ended December 31, 2024.

The Company expects that a representative of PwC will be present at the Annual Meeting to answer questions and make a statement if they desire to do so.

Audit and Other Fees

The following table sets forth the aggregate fees billed by the Company’s external auditors, PricewaterhouseCoopers LLP, Vancouver, British Columbia, Canada (PCAOB ID #271), by category, together with the corresponding fees billed by the auditors for each category of service for the financial years ended December 31, 2023 and 2024.

	2024	2023(1)	Description of fee category
Audit fees	$690,212	$669,418	Represents the aggregate fees for audit services.
Audit-related fees	-	-

Represents the aggregate fees for assurance and related services by the Company’s auditors that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included under “Audit fees”(2)(3)

Tax fees	-	$17,122	Represents the aggregate fees for professional services rendered by the Company’s auditors for tax compliance, tax advice and tax planning(4)
All other fees	$3,986	-	Represents the aggregate fees for products and services provided by the Company’s auditors other than those services reported under “Audit fees”, “Audit-related fees” and “Tax fees”.
Total fees	$694,198	$686,539

Notes:

(1)
Includes fees billed to Old LAC for services in fiscal year 2023 related to the Separation and fees billed to the Company. All fees relating to the Separation have been included in this column.
(2)
During fiscal year 2023, the services provided in the “Audit-related fees” category includes the fees for the audit of the Company’s financial statements and fees for the audit and review of carve-out financial statements relating to the Separation. Fees for services received before and after the separation were paid or accrued by Old LAC and the Company, respectively.
(3)
During fiscal year 2024, the services provided in the “Audit-related fees” category include due diligence related to prospectus offerings and purchase price allocations.
(4)
During fiscal year 2023, the services provided in the “Tax fees” category included the fees for professional services rendered for tax advice relating to the Arrangement. These fees were paid by Old LAC.

Pre-Approval Policies and Procedures

The A&R Committee has adopted a policy that requires pre-approval by the A&R Committee of any services provided by the Company’s independent auditors, whether audit or non-audit services. All of the services and fees described under the categories of “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “All Other Fees” above were reviewed and approved by the A&R Committee before the respective services were rendered. The Company is not relying upon a waiver pursuant to the provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The A&R Committee has considered the nature and amount of the fees billed by PwC and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of PwC.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast by Shareholders, in person or by proxy, at the Annual Meeting. If you appoint the Management Nominees named in the accompanying form of proxy as your proxyholders, in the absence of instructions to the contrary, the accompanying proxy will be voted FOR this proposal. Shareholders may vote “FOR” or “WITHHOLD” for the appointment of PwC.

Recommendation

The Board unanimously recommends that Shareholders vote FOR the appointment of PwC as the independent registered public accounting firm of the Company, at a remuneration to be fixed by the Board, for the ensuing year.

Report of Audit and Risk Committee

In the course of providing its oversight responsibilities regarding the Company’s financial statements for the year ended December 31, 2024, the Audit and Risk Committee (referred to in this section as the “Committee”) of the Board reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and PwC, our independent auditor for the reporting period. The Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence. The Committee has discussed with the independent auditor it’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024.

Audit and Risk Committee: Fabiana Chubbs, Chair Michael Brown Jinhee Magie

PROPOSAL NO. 4:

Approval of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan (A&R Plan)

The use of equity-based awards under the Plan has been a key component of the Company’s compensation program since its adoption. The ability to grant equity-based compensation awards is critical to attracting and retaining highly qualified individuals. The Board believes that it is in the best interests of LAC’s Shareholders for those individuals to have an ownership interest in the Company in recognition of their present and potential contributions and to align their interests with those of LAC’s future Shareholders.

The Plan was adopted as part of the Separation and was approved by Shareholders effective October 3, 2023. The Board has determined that the current number of the Company’s Shares available for grant under the Plan (which is LAC’s only active equity-based plan) is not sufficient to meet the objectives of LAC’s compensation program going forward. Accordingly, the Board has adopted, subject to Shareholder approval, and proposes that LAC Shareholders approve the A&R Plan in order to increase the maximum number of Shares issuable under the Plan and all other securities-based compensation arrangements by 14,000,000, from 14,400,737 to 28,400,737, as described below.

The A&R Plan also makes certain other changes to the Plan, including (1) clarifying the definition of a Change in Control, (2) removing the immediate vesting of Awards as a result of a dissolution or a liquidation of the Company without a Triggering Event, (3) clarifying that dividends related to Restricted Share Rights are subject to the same terms and conditions, including performance conditions, as the underlying Restricted Share Rights, (4) providing for the net settlement of Awards for tax withholding purposes, (5) increasing the non-employee director limit for value of any equity awards and cash granted to such directors in a one-year period, with the value of the equity awards determined pursuant to ASC Topic 718 and (6) requiring Shareholder approval for the following actions: (A) granting a new Option or other Award in substitution for, or cancellation of, any previously granted Option that has the effect of reducing the exercise price, (B) exchanging any Option for Shares, cash or other consideration when the exercise price per Share under such Option equals or exceeds the fair market value of a Share and (C) taking such action to be considered a “repricing” of an Option under the applicable listing standards of the national securities exchange on which the Shares are listed.

At the Annual Meeting, LAC Shareholders will be asked to approve the A&R Plan. If approved by Shareholders, the A&R Plan will be effective as of the date of the Annual Meeting. If the A&R Plan is not approved by Shareholders, then the Plan will remain in effect without any increase in the number of Shares available for future grants or any of the changes described above.

BACKGROUND PURPOSE OF THE PROPOSAL

The Plan authorizes Awards to be granted covering up to 14,400,737 Shares. As of April 24, 2025, there were approximately 3,057,749 Shares remaining available for new Awards under the Plan (counting performance-based awards at the target payout level) representing 1.4% of the issued and outstanding Shares as of April 24, 2025.

On April 29, 2025, subject to approval by Shareholders, the Board determined that it is in the Company’s best interest to adopt the A&R Plan to increase the number of Shares available for issuance by 14,000,000, from 14,400,737 to 28,400,737. The increase to the number of Shares that may be issued under the A&R Plan represents 6.4% of the issued and outstanding Shares as of April 24, 2025. The length of time that the A&R Plan share pool will support LAC’s incentive compensation program will depend on numerous factors that cannot be fully anticipated by us at this time including LAC’s Share price, executive retention rate, and changes in compensation practices of companies with which LAC competes for executive talent.

Of the 14,400,737 Shares currently authorized for issuance under the Plan, a total of 3,826,661 Shares have been issued to settle Awards, representing 1.7% of the issued and outstanding Shares as of April 24, 2025 and such Shares are no longer available for future Awards. As of April 24, 2025, under the Plan, a total of 3,057,749 Shares remain available for issuance of new Awards under the Plan, representing 1.4% of the issued and outstanding Shares as of April 24, 2025; 5,630,442 Shares remain subject to unsettled RSUs, representing 2.6% of the issued and outstanding Shares as of April 24, 2025; 301,527 Shares remain subject to unsettled DSUs, representing 0.1% of the issued and outstanding Shares as of April 24, 2025; and 1,272,573 Shares remained subject to unsettled PSUs (based on target performance), representing 0.6% of the issued and outstanding Shares as of April 24, 2025. No other equity awards are outstanding under the Plan as of April 24, 2025. For additional information regarding stock-based awards previously granted by us under the Plan, please see Note 14 to LAC’s consolidated financial statements on Form 10-K for the year ended December 31, 2024. As of April 24, 2025, there were 218,874,332 Shares outstanding. The closing price per Share as of April 24, 2025 was $4.08 on the TSX.

The proposed A&R Plan is included as Appendix A hereto. If Shareholders approve this Proposal No. 4, the Company intends to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional Shares made available for issuance under the A&R Plan.

Summary of the A&R Plan

The following summary provides a general description of the material features of the A&R Plan but is not a complete description of all provisions of the A&R Plan and is qualified in its entirety by reference to the full text of the A&R Plan included as Appendix A, which is incorporated by reference into this Proposal No. 4.

Eligibility to Participate

The A&R Plan provides for the grant to eligible directors and employees (including officers and service providers determined as eligible by the C&L Committee) of Options, RSUs and PSUs. The A&R Plan also provides for the grant to eligible directors of DSUs which the directors are entitled to redeem following retirement or termination from the Board (Options, RSUs, PSUs and DSUs are collectively referred to as “Awards”). As of April 24, 2025, the Company and its affiliates have approximately 9 executive officers, 6 non-employee directors, 73 employees (other than the 9 executive officers), and 2 other service providers who will be eligible to participate in the A&R Plan.

Stock Options

Option Grants

The A&R Plan authorizes the Board, on the recommendation of the C&L Committee, to grant Options. The number of Shares under option, the exercise price per Common Share, the vesting period and any other terms and conditions of Options granted pursuant to the A&R Plan, from time to time will be determined by the Board, on the recommendation of the C&L Committee, at the time of the grant, subject to the defined parameters of the A&R Plan. The date of grant for the Options will be the date the C&L Committee approved the grant for recommendation to the Board, or for grants not approved for recommendation by the C&L Committee, the date such grant was approved by the Board. Notwithstanding the foregoing, the Board may authorize the grant of Options at any time with such grant to be effective at a later date and the corresponding determination of the exercise price to be done at such date to accommodate any blackout period or such other circumstances where such delayed grant is deemed appropriate, and the date of grant of such Options will then be the effective date of the grant.

Exercise Price

The exercise price of any Option cannot be less than the VWAP of the Shares on the NYSE for the five days on which Shares were traded immediately preceding the date of grant (the “Fair Market Value”).

Exercise Period, Blackout Periods and Vesting

Options will be exercisable for a period of five years from the date the Option is granted or such greater or lesser period as determined by the Board. Options may be earlier terminated in the event of death or termination of employment or appointment. Vesting of Options will be determined by the Board. Failing a specific vesting determination by the Board, Options will automatically become exercisable incrementally over a period of 18 months from the date of grant, as to: (i) 25% of the total number of shares under Option immediately upon the date of grant; and (ii) at each six-month interval thereafter, an additional 25% of the total number of shares under Option such that after the 18th month of the Option period, 100% of the Option will be exercisable.

In the event of a Change of Control, no Awards will immediately vest by virtue of such Change of Control alone. If a Triggering Event (as defined in the A&R Plan) occurs within the 12-month period immediately following a Change of Control, all outstanding Options will immediately vest and become exercisable on the date of such Triggering Event. The provisions in this paragraph will be subject to the terms of any employment agreement between a participant and the Company.

When the expiry date of an Option occurs during, or within ten (10) business days following, a “blackout period”, the expiry date of such Option is deemed to be the date that is ten (10) business days following the expiry of such blackout period. Blackout periods will be imposed by the Company to restrict trading of the Company’s securities by directors, officers, employees and certain others who hold Options to purchase Shares, in accordance with the Disclosure Policy, Securities Trading Policy and similar policies in effect from time to time, in circumstances where material non-public information exists, including where financial statements are being prepared but results have not yet been publicly disclosed.

Financial Assistance

The A&R Plan does not provide financial assistance to help participants exercise their Options.

Cashless Surrender Rights

Cashless surrender rights may also be granted under the A&R Plan, at the discretion of the Board on the recommendation of the C&L Committee, to an optionee in conjunction with, or at any time following the grant of, an Option. Cashless surrender rights under the A&R Plan will effectively allow an optionee to exercise an Option on a “cashless” basis by electing to relinquish, in whole or in part, the right to exercise such Option and receive, in lieu thereof, a number of fully paid Shares. The number of Shares issuable on the cashless surrender right is equal to the quotient obtained by dividing the difference between the aggregate Fair Market Value and the aggregate Option price of all Shares subject to such Option by the Fair Market Value of one Share.

Termination or Death

If an optionee dies while employed by the Company, any Option held by him or her will be exercisable for a period of 12 months or prior to the expiration of the Options (whichever is sooner) by the person to whom the rights of the optionee will pass by will or applicable laws of descent and distribution. If an optionee is terminated for cause, no Option will be exercisable unless the Board determines otherwise. If an optionee ceases to be employed or engaged by the Company for any reason other than cause, then the Options will be exercisable for a period of 12 months or prior to the expiration of the Options (whichever is sooner).

RSUs & PSUs

RSU & PSU Grant

The A&R Plan authorizes the Board to grant RSUs and PSUs, in its sole and absolute discretion, to any eligible employee (including officers and service providers deemed eligible by the C&L Committee) or director. Each RSU or PSU will provide the recipient with the right to receive Shares as a discretionary payment in consideration of past services or as an incentive for future services, subject to the A&R Plan and with such additional provisions and restrictions as the Board may determine. Each RSU and PSU grant will be evidenced by a grant letter or agreement which will be subject to the terms of the A&R Plan and any other terms and conditions which the Board, on recommendation of the C&L Committee, deems appropriate.

Vesting of RSUs & PSUs

Concurrent with the granting of the RSU or PSU, the Board will determine, on recommendation from the C&L Committee, the period of time during which the RSU or PSU is not vested and the holder of such RSU or PSU remains ineligible to receive Shares (the “Restricted Period”) and vesting requirements applicable to such RSU or PSU. Vesting of a RSU or PSU will be determined at the sole discretion of the Board at the time of grant and will be specified in the RSU or PSU grant letter or agreement. Vesting requirements may be based upon the continued employment or other service of a participant, and/or performance conditions to be achieved by the Company or a class of participants or by a particular participant on an individual basis, within a Restricted Period, for such RSUs or PSUs to entitle the holder thereof to receive the underlying Shares (and the number of underlying Shares that may be received may be subject to performance multipliers).

In respect of PSUs only, the Board may determine, on recommendation from the C&L Committee, additional performance-related vesting conditions, such as performance of the Shares against performance of a peer-group of listed issuers, individual performance metrics, or otherwise.

If a Triggering Event (as defined in the A&R Plan) occurs within the 12-month period immediately following a Change of Control, all outstanding RSUs or PSUs will vest immediately and be settled by the issuance of Shares, notwithstanding the Restricted Period and any date after the Restricted Period which is the earlier of (i) the date which the participant has elected to defer receipt of Shares underlying the RSUs or PSUs and (ii) the participant’s separation date. The provisions in this paragraph will be subject to the terms of any employment agreement between a participant and the Company.

Once the RSU or PSU vests, the RSU or PSU will be automatically settled through the issuance of an equivalent number of underlying Shares as RSUs or PSUs held (subject, in the case of PSUs, to any performance multiplier). In respect of PSUs that are accelerated as a result of a Change of Control or the total disability or death of a participant, unless the Board determines otherwise and subject to any employment agreement or Award agreement between the Company and the participant, (i) in respect of any performance measurement periods that are completed on or prior to the Change of Control, total disability or death of a participant, the proportion of PSUs equivalent to the performance measurement periods completed will be settled by applying a performance multiplier calculated based on the actual performance in respect to such completed periods, and (ii) in respect of any performance measurement periods that are not completed on or prior to the Change of Control, total disability or death of a participant, the equivalent proportion of PSUs in respect to such periods will be settled by applying a performance multiplier of one Common Share for each PSU. Participants who are resident in Canada for the purposes of the Income Tax Act (Canada) may elect to defer some or all of any part of the Common Share grant until one or more later dates.

Retirement or Termination

Subject to the terms of any employment agreement or Award agreement between the Company and the participant, in the event the participant retires or is terminated during the vesting period, any RSU or PSU held by the participant will be terminated immediately, provided however that the Board will have the absolute discretion to modify the RSUs or PSUs, including to provide that the Restricted Period will terminate immediately prior to the date of such occurrence or allow the RSUs or PSUs to continue in accordance with their original Restricted Periods. In the event the participant retires or is terminated following the vesting period, the Company will issue, and the participant will forthwith receive, the Shares underlying the RSUs or PSUs. In the event of death or total disability, the vesting period will accelerate and the Shares underlying the RSUs or PSUs will be issued.

Payment of Dividends

Subject to the absolute discretion of the Board to declare dividends, in the event any such dividend is declared on the Shares, a participant with RSUs or PSUs which have vested but on which the underlying Shares have not yet been issued as a result of a deferral election will be entitled to receive an additional number of RSUs or PSUs equivalent to the amount of the dividend such participant would have received on the underlying Shares based on the five-day VWAP of the Shares on the NYSE at such time. If the foregoing results in a fractional RSU or PSU, the fraction will be disregarded. Any additional RSUs or PSUs awarded pursuant to this paragraph will be subject to the same terms and conditions, including vesting, forfeiture, any performance conditions and the time of settlement, as the RSUs or PSUs to which they relate.

DSUs

DSU Grant

The A&R Plan authorizes the Board to grant DSUs, in its sole and absolute discretion in a lump sum amount or on regular intervals to eligible directors. Each DSU grant will be subject to the terms of the A&R Plan and any other terms and conditions which the Board, on recommendation of the C&L Committee, deems appropriate.

Vesting of DSUs

Subject to deferrals in accordance with applicable tax legislation, DSUs are redeemed automatically following their vesting. If DSUs are issued with vesting conditions, each eligible director will redeem their DSUs on the 20th business day following the separation from the Company. Upon redemption, the director will be entitled to receive (subject to any share issuance limits in the A&R Plan), the number of Shares equal to the number of DSUs in the director’s account. If the director ceases to hold office during a year where DSUs have been granted in advance of being earned and they have not held office for the entire year, the director will only be entitled to a pro-rated issuance of shares.

Payment of Dividends

Subject to the absolute discretion of the Board to declare dividends, in the event any such dividend is declared on the Shares, a participant with DSUs which have vested but on which the underlying Shares have not yet been issued as a result of a deferral election will be entitled to receive an additional number of DSUs equivalent to the amount of the dividend such participant would have received on the underlying Shares based on the five-day VWAP of the Shares on the NYSE at such time. If the foregoing results in a fractional DSU, the fraction will be disregarded. Any additional DSUs awarded pursuant to this paragraph will be subject to the same terms, including the time of settlement, as the DSUs to which they relate.

Provisions Applicable to all Grants of Awards

Participation Limits

The aggregate number of Shares that may be issued and issuable under the A&R Plan together with any other securities-based compensation arrangements of the Company, as applicable:

(a)
to insiders will not exceed 10% of the Company’s outstanding issue from time to time;
(b)
to insiders within any one-year period will not exceed 10% of the Company’s outstanding issue from time to time; and
(c)
to any one insider and his or her associates within any one-year period will not exceed 5% of the Company’s outstanding issue from time to time.

In no event will the number of Shares that may be issued to any individual under the A&R Plan (when combined with all of the Company’s other security-based compensation arrangements, as applicable) exceed 5% of the Company’s outstanding issue from time to time.

No non-employee director shall be granted Awards during any calendar year that, when aggregated with cash fees paid to such non-employee director in the applicable calendar year, exceed $700,000. The value of such securities or Awards shall be determined pursuant to ASC Topic 718 or any successor accounting standard on the date of grant and attributed to the compensation limit for the calendar year in which such securities or Award is granted.

Tax Withholding

The Company reserves the right to satisfy withholding obligations arising from an Award by any method, including (i) retaining cash, (ii) withholding Shares, (iii) accepting previously owned Shares, or (iv) directing the sale of Shares and applying the proceeds. The number of Shares withheld or surrendered may not exceed the maximum statutory withholding rate. No Shares or cash will be issued until the Participant has satisfied the withholding obligations.

Transferability

Pursuant to the A&R Plan, any Awards granted to a participant will not be transferable except by will or by the laws of descent and distribution. During the lifetime of a participant, Awards may only be exercised by the Participant.

Amendments to the A&R Plan

The Board may amend, suspend or terminate the A&R Plan or any Award granted under the A&R Plan without shareholder approval, including, without limiting the generality of the foregoing: (i) changes of a clerical or grammatical nature; (ii) changes regarding the persons eligible to participate in the A&R Plan; (iii) changes to the exercise price; (iv) vesting, term and termination provisions of Awards; (v) changes to the cashless surrender right provisions; (vi) changes to the authority and role of the Board under the A&R Plan; and (vii) any other matter relating to the A&R Plan and the Awards granted thereunder, provided however that:

(a)
such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Company’s shares are listed;
(b)
no amendment to the A&R Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award;
(c)
the expiry date of an Option will not be more than five years from the date of grant of such Option, provided, however, that at any time the expiry date should be determined to occur either during a blackout period or within 10 business days following the expiry of a blackout period, the expiry date of such Option will be deemed to be the date that is the 10th business day following the expiry of the blackout period;
(d)
the directors of the Board will obtain shareholder approval of:
(i)
any amendment to the aggregate number of Shares issuable under the A&R Plan;
(ii)
any amendment to the limitations on shares that may be reserved for issuance, or issued, to insiders, or increase participation limits on non-employee directors;
(iii)
any amendment that would (A) reduce the exercise price of an outstanding Option or permits the cancellation and re-issuance of Options (B) grant a new Option or other Award in substitution for, or upon the cancellation of, any previously granted Option that has the effect of reducing the exercise price thereof, (C) exchange any Option for Shares, cash or other consideration when the exercise price per Common Share under such Option equals or exceeds the Fair Market Value of a Common Share, or (D) take such action to be considered a “repricing” of an Option under the applicable listing standards of the national securities exchange on which the Shares are listed (if any);
(iv)
any amendment that would extend the expiry date of any Option granted under the A&R Plan except in the event that such Option expires during or within 10 business days following the expiry of a blackout period;
(v)
any amendment to permit Options to be transferred other than for normal estate settlement purposes; or
(vi)
any amendment to reduce the range of amendments requiring shareholder approval contemplated in this section.

If the A&R Plan is terminated, the provisions of the A&R Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remains outstanding.

Share Issuance Limits

The aggregate number of Shares that may be subject to issuance under the A&R Plan, together with any other securities-based compensation arrangements of the Company, will not exceed 28,400,737 Shares (if the A&R Plan is approved or will remain at 14,400,737 Shares if the resolution to approve the A&R Plan is not approved). As of April 24, 2025, there were 5,630,442 RSUs, 1,272,573 PSUs and 301,527 DSUs outstanding.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to briefly summarize the United States federal income tax consequences to individuals arising from participation in the A&R Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of an individual in the

A&R Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, provincial, state or local tax consequences.

Tax Consequences to Participants

Options

Participants will not realize taxable income upon the grant of an Option. Upon the exercise of an Option, a participant will recognize ordinary compensation income (subject to the Company’s withholding obligations if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price of the Award. A participant will generally have a tax basis in any Common Shares received pursuant to the exercise of an Option that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the Common Shares acquired as a result of the exercise of an Option, any appreciation (or depreciation) in the value of the Common Shares after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Under current rulings, if a participant transfers previously held Shares in satisfaction of part or all of the exercise price of an Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Option exercise price (although a participant would still recognize ordinary compensation income upon exercise of an Option in the manner described above). Moreover, that number of Shares received upon exercise which equals the number of shares of previously held Shares surrendered in satisfaction of the Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Option exercise price. Any additional Shares received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the Participant under the rules described above.

The A&R Plan generally prohibits the transfer of Awards. For income and gift tax purposes, certain transfers of Options should generally be treated as completed gifts, subject to gift taxation.

The U.S. Internal Revenue Service ("IRS") has not provided formal guidance on the income tax consequences of a transfer of Options (other than in the context of divorce). However, the IRS has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and employment or payroll taxes will be collectible at the time the transferee exercises the stock options. If an Option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and employment or payroll taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if a participant transfers a vested Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Option at the time of the gift. The value of the Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Option and the illiquidity of the Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $19,000 per donee (for 2025, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Options has not been extended to unvested Options. Whether such consequences apply to unvested Options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

RSUs, PSUs and DSUs

A participant will not have taxable income at the time of grant of an RSU, PSU or DSU, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or a share of Shares in settlement of the RSU, as applicable, in an amount equal to the cash or the fair market value of the common stock received. Subject to the discussion below under “Tax Consequences to the Company,” the Company (or one of its subsidiaries) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Tax Consequences to the Company

Reasonable Compensation

In order for the amounts described above to be deductible by the Company (or its subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments

The ability of the Company (or its subsidiaries) to obtain a deduction for future payments under the A&R Plan could also be limited by the golden parachute rules of Section 280G, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Compensation of Covered Employees

The ability of the Company (or its subsidiaries) to obtain a deduction for amounts paid under the A&R Plan could be limited by Section 162(m). Section 162(m) limits the Company’s (or its subsidiaries) ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m)) in excess of $1,000,000.

New Plan Benefits

The future awards, if any, that will be made to eligible persons under the A&R Plan are subject to the discretion of the Administrator, and therefore, the benefits or number of shares subject to awards that may be granted in the future to LAC’s executive officers, employees and directors is not currently determinable. Therefore, a New Plan Benefits Table is not provided.

EQUITY COMPENSATION PLAN INFORMATION

The Plan is the Company’s only equity incentive plan and governs all equity incentives awarded by LAC, including RSUs, PSUs, DSUs and options. The Company is permitted to issue an aggregate of 14,400,737 Shares under the Plan. The Plan was approved by shareholders as part of the Arrangement for the separation transaction at the annual and special meeting of the shareholders held on July 31, 2023.

The following information is as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding Options $ (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the securityholders	2,908,825(1)	-	7,763,180(3)
Equity compensation plans not approved by the securityholders	-	-	-
Total	2,908,825	-	7,763,180

(1)
Represents the target number of Shares subject to PSU awards and the number of Shares subject to RSU and DSU awards granted under the Plan that are outstanding and unvested as of December 31, 2024. Because the number of Shares to be issued upon settlement of outstanding PSU awards is subject to performance conditions, the number of shares actually issued may be more or less than the number reflected in this column. No options or warrants have been granted under the Plan.

(2)
No options or warrants have been granted under the Plan and the awards reflected in column (a) are not reflected in this column as they do not have an exercise price.
(3)
Represents the total number of Shares remaining available for issuance under the Plan as of December 31, 2024.

Annual Burn Rate Under the Plan

The annual burn rate of the Plan for the financial year ended December 31, 2024 is set out below. This figure is calculated by dividing (i) the number of Awards granted under the Plan during the applicable financial year, by (ii) the weighted average number of Shares outstanding for the applicable financial year. "Awards" for the purposes of this calculation means all RSUs, PSUs, DSUs and Options.

Financial Year ended December 31	Number of Awards awarded under the Plan (a)	Weighted average number of Common Shares outstanding during the applicable financial year (b)	Annual burn rate ((a)/(b)) (c)
2024	2,533,991	200,816,754	1.26%

Approval of the A&R Plan Resolution

Pursuant to applicable stock exchange requirements, the Company must seek Shareholder approval at the Annual Meeting for the adoption of the A&R Plan.

Although the Company is seeking Shareholder approval, it is otherwise relying on the exemption provided under Section 602.1 of the TSX Company Manual from the requirements of Section 613 (Security Based Compensation Arrangements) of the manual to the adoption of the A&R Plan.

The text of the resolution to approve the A&R Plan to be submitted to Shareholders at the Annual Meeting is set out below:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1. The Amended and Restated Lithium Americas Corp. Equity Incentive Plan, substantially in the form attached as Appendix A to the proxy statement of the Company for the 2025 Annual and Special Meeting of Shareholders, pursuant to which, among other things, the maximum number of common shares of the Company issuable thereunder and under all other security based compensation arrangements of the Company shall be fixed at 28,400,737 common shares, be and are hereby approved;

2. Any director or officer of the Company be and is hereby authorized to make any and all additions, deletions and modifications to the Amended and Restated Lithium Americas Corp. Equity Incentive Plan as may be necessary or advisable to give effect to this resolution or as may be required by applicable regulatory authorities;

3. Any director or officer of the Company is authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer be necessary or desirable to give effect to this resolution; and

4. The Board be and is hereby authorized to abandon all or any part of this resolution at any time prior to giving effect thereto.”

Consequences of Failing to Approve the Proposal

The approval of the A&R Plan resolution is key to the Company’s compensation of its employees, officers, directors and consultants. Accordingly, the Board unanimously recommends that Shareholders vote FOR the A&R Plan resolution.

The A&R Plan will not be implemented unless approved by a majority of the votes cast by Shareholders at the Annual Meeting. If the A&R Plan is not approved by the Shareholders, the Plan will remain in effect, and the Company will continue to grant awards under the Plan until the Share reserve under the Plan is exhausted. Once the remaining Share reserve is exhausted, the Company may elect to provide compensation through other means to assure that the Company and its affiliates can attract and retain qualified personnel.

Vote Required

The resolution to approve the A&R Plan pursuant to Proposal No. 4 must be approved by a simple majority of the votes cast at the Annual Meeting by Shareholders voting in person or by proxy. The people named in the enclosed proxy will vote FOR this proposal unless instructed to vote against it. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions and broker non-votes will have no effect on Proposal No. 4. Shareholders may vote “FOR”, “AGAINST” or “ABSTAIN” from voting in respect of the resolution to approve the A&R Plan.

Shareholder Proposals and Nominees For 2026 Annual Meeting

Proposals of Shareholders to be considered for inclusion in the proxy materials for the Company’s 2026 annual meeting of shareholders (the “2026 Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be submitted in writing to the Corporate Secretary at Lithium Americas Corp., 3260 - 666 Burrard St, Vancouver, BC V6C 2X8, and must be received no later than December 31, 2025. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Shareholders intending to present a proposal or nominee at the 2026 Meeting, but not to include the proposal or nominee in the Company’s proxy statement, must provide notice to the Company of such a proposal or nominee for the 2026 Meeting no later than the close of business on March 16, 2026. If a shareholder fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, LAC may exercise discretionary voting authority under proxies the Company solicits to vote on any such proposal it determines appropriate.

To comply with the universal proxy rules, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2026. However, in the event that the date of the 2026 Meeting is advanced or delayed by more than 30 days from the anniversary date of the Meeting, in order to be timely, notice by the shareholder must be so delivered not later than the close of business on the later of the 60th day prior to the 2026 Meeting or the 10th day following the day on which public announcement of the date of the 2026 Meeting is first made by the Company.

Additional Information

Financial information about the Company is included in the Company’s annual financial statements and MD&A for its most recently completed financial year. These documents, along with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, are filed under the Company’s profile on SEDAR+ (www.sedarplus.ca) and on EDGAR (www.sec.gov). Information concerning the Company, including printed copies of its annual financial statements, MD&A and Annual Report on Form 10-K, may be obtained by any Shareholder free of charge by registering online at: www.computershare.com/mailinglist.

Appendix A: The Amended and Restated Lithium Americas Corp. Equity Incentive Plan

AMENDED AND RESTATED

LITHIUM AMERICAS CORP.

(FORMERLY 1397468 B.C. LTD.)

EQUITY INCENTIVE PLAN

PART 1

PURPOSE

1.1
Purpose

The purpose of this Plan is to secure for the Company and its shareholders the benefits inherent in share ownership by the employees and directors of the Company and its affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success. It is generally recognized that equity incentive plans of the nature provided for herein aid in retaining and encouraging employees and directors of exceptional ability because of the opportunity offered them to acquire a proprietary interest in the Company.

1.2
Available Awards

Awards that may be granted under this Plan include:

(a)
Options;
(b)
Deferred Share Units; and
(c)
Restricted Share Rights (time based or in the form of Performance Share Units).

PART 2

Interpretation

2.1.
Definitions
(a)
“Affiliate” has the meaning set forth in the BCA.
(b)
“Arrangement Deferred Share Units” means Deferred Share Units issued as part of the Plan of Arrangement in partial exchange for Outstanding Deferred Share Units.
(c)
“Arrangement Departing Participant” has such meaning ascribed thereto in Section 9.2 of this Plan.
(d)
“Arrangement Effective Date” means the Effective Date as such term is defined in the Plan of Arrangement.
(e)
“Arrangement Effective Time” means the Effective Time as such term is defined in the Plan of Arrangement.
(f)
“Arrangement Restricted Share Rights” means Restricted Share Rights issued as part of the Plan of Arrangement in partial exchange for Outstanding Restricted Share Rights.
(g)
“Award” means any right granted under this Plan, including Options, Restricted Share Rights and Deferred Share Units.
(h)
“BCA” means the Business Corporations Act (British Columbia).

(i)
“Blackout Period” means a period in which the trading of Shares or other securities of the Company is restricted under the Company’s Corporate Disclosure, Confidentiality and Securities Trading Policy, or under any similar policy of the Company then in effect.
(j)
“Board” means the board of directors of the Company.
(k)
“Cashless Surrender Right” has the meaning set forth in Section 3.5 of this Plan.
(l)
“CEO” means the Chief Executive Officer of the Company.
(m)
“Change of Control” means, for greater certainty except for any transaction under the Plan of Arrangement, the occurrence and completion of any one or more of the following events:
(A)
the Company shall not be the surviving entity in a merger, amalgamation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company);
(B)
the Company shall sell or otherwise transfer, including by way of the grant of a leasehold interest or joint venture interest (or one or more subsidiaries of the Company shall sell or otherwise transfer, including without limitation by way of the grant of a leasehold interest or joint venture interest) property or assets (i) aggregating more than 50% of the consolidated assets (measured by either book value or fair market value) of the Company and its subsidiaries as at the end of the most recently completed financial year of the Company or (ii) which during the most recently completed financial year of the Company generated, or during the then current financial year of the Company are expected to generate, more than 50% of the consolidated operating income or cash flow of the Company and its subsidiaries, to any other person or persons (other than one or more Designated Affiliates of the Company), in which case the Change of Control shall be deemed to occur on the date of transfer of the assets representing one dollar more than 50% of the consolidated assets in the case of clause (i) or 50% of the consolidated operating income or cash flow in the case of clause (ii), as the case may be;
(C)
the Company is to be dissolved and liquidated;
(D)
any person, entity or group of persons or entities acting jointly or in concert acquires or gains ownership or control (including, without limitation, the power to vote) more than 50% of the Company’s outstanding voting securities; or
(E)
the nominees named in the most recent management information circular of the Company for election to the Board shall not constitute a majority of the Board as a result of or in connection with: (i) the contested election of directors, or; (ii) the consummation of a consolidation, merger, amalgamation, arrangement or other reorganization or acquisitions involving the Company or any of its Affiliates and another corporation or other entity in office immediately preceding such election or appointment (unless in the case of (ii) such election or appointment is approved by 50% or more of the Board prior to the completion of such transaction).

For the purposes of the foregoing, “voting securities” means Shares and any other shares entitled to vote for the election of directors and shall include any securities, whether or not issued by the Company, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors, including any options or rights to purchase such shares or securities.

(n)
“Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding guidance thereunder.
(o)
“Committee” has the meaning attributed thereto in Section 8.1.

(p)
“Company” means 1397468 B.C. Ltd. (and from and after the completion of the Plan of Arrangement the same corporation as renamed pursuant to the Plan of Arrangement, if applicable), a company existing under the BCA and its successors.
(q)
“Deferred Payment Date” for a Participant means the date after the Restricted Period which is the earlier of (i) the date which the Participant has elected to defer receipt of Shares underlying the Restricted Share Rights in accordance with Section 4.4 of this Plan; and (ii) the Participant’s Separation Date.
(r)
“Deferred Share Unit” means the agreement by the Company to pay, and the right of the Participant to receive, a Deferred Share Unit Payment for each Deferred Share Unit held, evidenced by way of book-keeping entry in the books of the Company and administered pursuant to this Plan.
(s)
“Deferred Share Unit Grant Letter” has the meaning ascribed thereto in Section 5.2 of this Plan.
(t)
“Deferred Share Unit Payment” means, subject to any adjustment in accordance with Section 5.5 of this Plan, the issuance to a Participant of one previously unissued Share for each whole Deferred Share Unit credited to such Participant.
(u)
“Delegated Options” has the meaning ascribed thereto in Section 3.3 of this Plan.
(v)
“Designated Affiliate” means affiliates of the Company designated by the Committee from time to time for purposes of this Plan.
(w)
“Director Retirement” in respect of a Participant, means the Participant ceasing to hold any directorships with the Company, any Designated Affiliate and any entity related to the Company for purposes of the Income Tax Act (Canada) after attaining a stipulated age in accordance with the Company’s normal retirement policy, or earlier with the Company’s consent.
(x)
“Director Separation Date” means the date that a Participant ceases to hold any directorships with the Company and any Designated Affiliate due to a Director Retirement or Director Termination and also ceases to serve as an employee or consultant with the Company, any Designated Affiliate and any entity related to the Company for the purposes of the Income Tax Act (Canada).
(y)
“Director Termination” means the removal of, resignation or failure to re-elect the Eligible Director (excluding a Director Retirement) as a director of the Company, a Designated Affiliate and any entity related to the Company for purposes of the Income Tax Act (Canada).
(z)
“Eligible Directors” means the directors of the Company or any Designated Affiliate who are, as such, eligible for participation in this Plan.
(aa)
“Eligible Employees” means employees (including employees who are officers and directors) of the Company or any Designated Affiliate thereof, whether or not they have a written employment contract with Company, determined by the Committee as employees eligible for participation in this Plan. Eligible Employees shall include Service Providers eligible for participation in this Plan as determined by the Committee.
(bb)
“Fair Market Value” means, with respect to a Share subject to an Award, the volume weighted average price of the Shares on the New York Stock Exchange (or the Toronto Stock Exchange if the Company is not then listed on the New York Stock Exchange) for the five (5) days on which Shares were traded immediately preceding the date in respect of which Fair Market Value is to be determined or, if the Shares are not, as at that date listed on the New York Stock Exchange or the Toronto Stock Exchange, on such other exchange or exchanges on which the Shares are listed on that date. If the Shares are not listed and posted for trading on an exchange on such day, the Fair Market Value shall be such price per Share as the Board, acting in good faith, may determine.
(cc)
“Form S-8” means the Form S-8 registration statement promulgated under the U.S. Securities Act.
(dd)
“Good Reason” in respect of an employee or officer of the Company or any of its Affiliates, means a material adverse change imposed by the Company or an Affiliate (as the case may be), without the consent of such employee or officer, as applicable, in position, responsibilities, salary, benefits, perquisites, as they exist immediately prior to the Change of Control, or a material diminution of title imposed by the Company or the Affiliate (as the case may be), as it exists immediately prior to the Change of Control, and includes other events defined as “Good Reason” under any employment agreement of such employee or officer with the Company or its Affiliate.
(ee)
“Insider” has the meaning set out in the TSX Company Manual.
(ff)
“Option” means an option to purchase Shares granted under the terms of this Plan.
(gg)
“Option Period” means the period during which an Option is outstanding.
(hh)
“Option Shares” has the meaning set forth in Section 3.5 of this Plan.
(ii)
“Optionee” means an Eligible Employee or Eligible Director to whom an Option has been granted under the terms of this Plan.
(jj)
“Outstanding Deferred Share Units” means deferred share units of Remainco outstanding under the Remainco Equity Incentive Plan immediately prior to the Arrangement Effective Time which, as part of the Plan of Arrangement, were exchanged for Arrangement Deferred Share Units and cancelled.
(kk)
“Outstanding Restricted Share Rights” means restricted share rights of Remainco outstanding under the Remainco Equity Incentive Plan immediately prior to the Arrangement Effective Time which, as part of the Plan of Arrangement, were exchanged for Arrangement Restricted Share Rights and cancelled.
(ll)
“Participant” means an Eligible Employee or Eligible Director who participates in this Plan.
(mm)
“Performance Share Units” means Restricted Share Rights that are subject to performance conditions and/or multipliers and designated as such in accordance with Section 4.1 of this Plan.
(nn)
“Plan” means this equity incentive plan, as it may be further amended and restated from time to time.
(oo)
“Plan of Arrangement” means the plan of arrangement proposed under section 288 of the BCA which has become effective in accordance with the terms of an amended and restated arrangement agreement between the Company and Remainco dated June 14, 2023.
(pp)
“Remainco” means, prior to the completion of the Plan of Arrangement, Lithium Americas Corp. (and from and after the completion of the Plan of Arrangement the same corporation as renamed pursuant to the Plan of Arrangement), a corporation incorporated under the BCA and its successors.
(qq)
“Remainco Designated Affiliate” means affiliates of Remainco designated by the board of directors of Remainco or the committee of the board of directors of Remainco authorized to administer the Remainco Equity Incentive Plan in accordance with its terms.
(rr)
“Remainco Equity Incentive Plan” means the LAC Equity Incentive Plan, as amended and restated pursuant to the Plan of Arrangement.
(ss)
“Remainco Service Provider” has such meaning as ascribed to such term at Section 9.2 of this Plan.
(tt)
“Restricted Period” means any period of time that a Restricted Share Right is not vested and the Participant holding such Restricted Share Right remains ineligible to receive the relevant Shares, determined by the Board in its absolute discretion, however, such period of time may be reduced or eliminated from time to time and at any time and for any reason as determined by the Board, including, but not limited to, circumstances involving death or disability of a Participant.
(uu)
“Restricted Share Right” or “Restricted Share Unit” has such meaning as ascribed to such term at Section 4.1 of this Plan.
(vv)
“Restricted Share Right Grant Letter” has the meaning ascribed to such term in Section 4.2 of this Plan.
(ww)
“Retirement” in respect of an Eligible Employee, means the Eligible Employee ceasing to hold any employment with the Company or any Designated Affiliate after attaining a stipulated age in accordance with the Company’s normal retirement policy, or earlier with the Company’s consent.
(xx)
“Separation Date” means the date that a Participant ceases to be an Eligible Director or Eligible Employee.

(yy)
“Service Provider” means any person or company engaged by the Company or a Designated Affiliate to provide services for an initial, renewable or extended period of 12 months or more and that complies with the definition of “consultant” or “advisor” as set forth in Form S-8.
(zz)
“Shares” means the common shares of the Company.
(aaa)
“Specified Employee” means a U.S. Taxpayer who meets the definition of “specified employee”, as defined in Section 409A(a)(2)(B)(i) of the Internal Revenue Code.
(bbb)
“Termination” means the termination of the employment (or consulting services) of an Eligible Employee with or without cause by the Company or a Designated Affiliate or the cessation of employment (or consulting services) of the Eligible Employee with the Company or a Designated Affiliate as a result of resignation or otherwise, other than the Retirement of the Eligible Employee.
(ccc)
“Triggering Event” means (i) in the case of a director of the Company, the Director Termination of such director; (ii) in the case of an employee of the Company or any of its Affiliates, the termination of the employment of the employee without cause, as the context requires by the Company or the Affiliate or in the case of an officer of the Company or any of its Affiliates, the removal of or failure to re-elect or re-appoint the individual without cause as an officer of the Company or an Affiliate thereof; (iii) in the case of an employee or an officer of the Company or any of its Affiliates, his or her resignation following the occurrence of a Good Reason; (iv) in the case of a Service Provider, the termination of the services of the Service Provider by the Company or any of its Affiliates.
(ddd)
“U.S. Securities Act” means the United States Securities Act of 1933, as amended.
(eee)
“US Taxpayer” means a Participant who is a US citizen, US permanent resident or other person who is subject to taxation on their income under the United States Internal Revenue Code of 1986.
2.2.
Interpretation
(a)
This Plan is created under and is to be governed, construed and administered in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
(b)
Whenever the Board or Committee is to exercise discretion in the administration of the terms and conditions of this Plan, the term “discretion” means the sole and absolute discretion of the Board or Committee.
(c)
As used herein, the terms “Part” or “Section” mean and refer to the specified Part or Section of this Plan, respectively.
(d)
Where the word “including” or “includes” is used in this Plan, it means “including (or includes) without limitation”.
(e)
Words importing the singular include the plural and vice versa and words importing any gender include any other gender.
(f)
Unless otherwise specified, all references to money amounts are to Canadian dollars.

PART 3

STOCK OPTIONS

3.1.
Participation

The Company may from time to time grant Options to Participants pursuant to this Plan.

3.2.
Price

The exercise price per Share of any Option shall be not less than one hundred per cent (100%) of the Fair Market Value of the Share on the date of grant.

3.3.
Grant of Options

The Board, on the recommendation of the Committee, may at any time authorize the granting of Options to such Participants as it may select for the number of Shares that it shall designate, subject to the provisions of this Plan. The Board may also, by way of Board resolution, delegate to the CEO the authority to grant any of a designated number of Options (such number to be specified by the Board in the aforementioned resolution) to Eligible Employees, other than Eligible Employees who are officers or directors of the Company (such Options, the “Delegated Options”). The date of grant of an Option shall be (i) the date such grant was approved by the Committee for recommendation to the Board, provided the Board approves such grant; or (ii) for a grant of an Option not approved by the Committee for recommendation to the Board, the date such grant was approved by the Board; or (iii) in respect of Delegated Options, the date such grant is made by the CEO. Notwithstanding the foregoing, the Board may authorize the grant of Options at any time with such grant to be effective at a later date and the corresponding determination of the exercise price to be done at such date to accommodate any Blackout Period or such other circumstances where such delayed grant is deemed appropriate, and the date of grant of such Options shall then be the effective date of the grant.

Each Option granted to a Participant shall be evidenced by a stock option grant letter or agreement with terms and conditions consistent with this Plan and as approved by the Board on the recommendation of the Committee, or, in respect of Delegated Options, by the CEO (and in all cases which terms and conditions need not be the same in each case and may be changed from time to time, subject to Section 7.8 of this Plan, and the approval of any material changes by the Toronto Stock Exchange or such other exchange or exchanges on which the Shares are then traded).

3.4.
Terms of Options

The Option Period shall be five (5) years from the date such Option is granted, or such greater or lesser duration as the Board, on the recommendation of the Committee, or in the case of Delegated Options, the CEO, may determine at the date of grant, and may thereafter be reduced with respect to any such Option as provided in Section 3.6 hereof covering termination of employment or death of the Optionee; provided, however, that at any time the expiry date of the Option Period in respect of any outstanding Option under this Plan should be determined to occur either during a Blackout Period or within ten (10) business days following the expiry of the Blackout Period, the expiry date of such Option Period shall be deemed to be the date that is the tenth (10th) business day following the expiry of the Blackout Period.

Unless otherwise determined from time to time by the Board, on the recommendation of the Committee, or, in respect of Delegated Options, by the CEO, Options shall vest and may be exercised (in each case to the nearest full Share) during the Option Period as follows:

(a)
at any time during the first six (6) months of the Option Period, the Optionee may purchase up to 25% of the total number of Shares reserved for issuance pursuant to his or her Option; and
(b)
at any time during each additional six (6) month period of the Option Period the Optionee may purchase an additional 25% of the total number of Shares reserved for issuance pursuant to his or her Option plus any Shares not purchased in accordance with the preceding subsection (a) and this subsection (b) until, after the 18th month of the Option Period, 100% of the Option will be exercisable.

Except as set forth in Section 3.6, no Option may be exercised unless the Optionee is at the time of such exercise:

(c)
in the case of an Eligible Employee, in the employ (or retained as a Service Provider) of the Company or a Designated Affiliate and shall have been continuously so employed or retained since the grant of the Option; or
(d)
in the case of an Eligible Director, a director of the Company or a Designated Affiliate and shall have been such a director continuously since the grant of the Option.

The exercise of any Option will be contingent upon the Optionee having entered into an Option agreement with the Company on such terms and conditions as have been approved by the Board, on the recommendation of the Committee, or, in respect of the Delegated Options, by the CEO, and which in any case incorporates by reference the terms of this Plan. The exercise of any Option will, subject to Section 3.5, also be contingent upon receipt by the Company of cash payment of the full purchase price of the Shares being purchased.

3.5.
Cashless Surrender Right

Participants have the right (the “Cashless Surrender Right”), in lieu of the right to exercise an Option, to surrender such Option in whole or in part by notice in writing delivered by the Participant to the Company electing to the Cashless Surrender Right and, in lieu of receiving the number of Shares (the “Option Shares”) to which such surrendered Option (or portion thereof) relates, to receive the number of Shares, disregarding fractions, which is equal to the quotient obtained by:

(a)
subtracting the applicable Option exercise price per Share from the Fair Market Value per Share on the business day immediately prior to the exercise of the Cashless Surrender Right and multiplying the remainder by the number of Option Shares; and
(b)
dividing the product obtained under subsection 3.5(a) by the Fair Market Value per Share on the business day immediately prior to the exercise of the Cashless Surrender Right.

If a Participant exercises a Cashless Surrender Right in connection with an Option, it is exercisable only to the extent and on the same conditions that the related Option is exercisable under this Plan.

3.6.
Effect of Termination of Employment or Death

If an Optionee:

(a)
dies while employed by, a Service Provider to, or while a director of, the Company or a Designated Affiliate, any vested Option held by him or her at the date of death shall become exercisable in whole or in part, but only by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or applicable laws of descent and distribution. Unless otherwise determined by the Board, on the recommendation of the Committee, all such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and only for 12 months after the date of death or prior to the expiration of the Option Period in respect thereof, whichever is sooner; and
(b)
ceases to be employed by, a Service Provider to, or act as a director of, the Company or a Designated Affiliate for cause, no Option held by such Optionee will, unless otherwise determined by the Board, on the recommendation of the Committee, be exercisable following the date on which such Optionee ceases to be so engaged. If an Optionee ceases to be employed by, a Service Provider to, or act as a director of, the Company or a Designated Affiliate for any reason other than cause then, unless otherwise determined by the Board, on the recommendation of the Committee, any Option held by such Optionee at the effective date thereof shall become exercisable for a period of up to 12 months thereafter or prior to the expiration of the Option Period in respect thereof, whichever is sooner.
3.7.
Effect of Change of Control

If a Triggering Event occurs within the 12-month period immediately following a Change of Control pursuant to the provisions of Section 2.1(m)(A), (B), (D) or (E), all outstanding Options shall vest immediately and become exercisable on the date of such Triggering Event.

The provisions of this Section 3.7 shall be subject to the terms of any employment agreement between the Participant and the Company.

3.8.
Effect of Amalgamation or Merger

Subject to Section 3.7, if the Company amalgamates or otherwise completes a plan of arrangement or merges with or into another corporation, any Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Participant would have received upon such amalgamation, arrangement or merger if the Participant had exercised his or her Option immediately prior to the record date applicable to such amalgamation, arrangement or merger, and the option price shall be adjusted appropriately by the Board and such adjustment shall be binding for all purposes of this Plan.

PART 4

RESTRICTED SHARE RIGHTS AND PERFORMANCE SHARE UNITS

4.1.
Participants

The Board has the right to grant, in its sole and absolute discretion, to any Participant, rights to receive any number of fully paid and non-assessable Shares (“Restricted Share Rights” or “Restricted Share Unit”) as a discretionary payment in consideration of past services to the Company or as an incentive for future services, subject to this Plan and with such additional provisions and restrictions as the Board may determine. Restricted Share Rights may be granted subject to performance conditions and/or performance multipliers, in which case such Restricted Share Rights may be designated as “Performance Share Units”.

4.2.
Restricted Share Right Grant Letter

Each grant of a Restricted Share Right under this Plan shall be evidenced by a grant letter or agreement (a “Restricted Share Right Grant Letter”) issued to the Participant by the Company. Such Restricted Share Right Grant Letter shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the Board, on the recommendation of the Committee, deems appropriate for inclusion in a Restricted Share Right Grant Letter. The provisions of the various Restricted Share Right Grant Letters issued under this Plan need not be identical.

4.3.
Restricted Period

Concurrent with the determination to grant Restricted Share Rights to a Participant, the Board, on the recommendation of the Committee, shall determine the Restricted Period and vesting requirements applicable to such Restricted Share Rights. Vesting of a Restricted Share Right shall be determined at the sole discretion of the Board at the time of grant and shall be specified in the Restricted Share Right Grant Letter. Vesting requirements may be based upon the continued employment or other service of a Participant, and/or to performance conditions to be achieved by the Company or a class of Participants or by a particular Participant on an individual basis, within a Restricted Period, for such Restricted Share Rights to entitle the holder thereof to receive the underlying Shares (and the number of underlying Shares that may be received may be subject to performance multipliers). Upon expiry of the applicable Restricted Period (or on the Deferred Payment Date, as applicable), a Restricted Share Right shall be automatically settled, and without the payment of additional consideration or any other further action on the part of the holder of the Restricted Share Right, the underlying Shares shall be issued to the holder of such Restricted Share Rights, which Restricted Share Rights shall then be cancelled.

4.4.
Deferred Payment Date

Subject to section 4.5, Participants who are residents of Canada for the purposes of the Income Tax Act (Canada), or who are residents of Argentina, and not, in either case, a US Taxpayer, may elect to defer receipt of all or any part of the Shares underlying Restricted Share Rights until one or more Deferred Payment Dates. Any other Participants may not elect a Deferred Payment Date.

4.5.
Prior Notice of Deferred Payment Date

Participants who elect to set a Deferred Payment Date must, in respect of each such Deferred Payment Date, give the Company written notice of the Deferred Payment Date(s) not later than thirty (30) days prior to the expiration of the applicable Restricted Period. For certainty, Participants shall not be permitted to give any such notice after the day which is thirty (30) days prior to the expiration of the Restricted Period and a notice once given may not be changed or revoked. For the avoidance of doubt, the foregoing shall not prevent a Participant from electing an additional Deferred Payment Date, provided, however that notice of such election is given by the Participant to the Company not later than thirty (30) days prior to the expiration of the subject Restricted Period.

Notwithstanding the above paragraph and Section 4.4, the Board may, by resolution or administrative rules, in its sole discretion, prohibit deferrals, impose limitations on deferrals, including limit the number of Deferred Payment Dates that can be elected, and/or impose a maximum period within which Deferred Payment Dates can be established, and/or impose any other parameters or requirements as it deems necessary with respect to the implementation and administration of Deferred Payment Date elections.

4.6.
Retirement or Termination during Restricted Period

Subject to the terms of any employment agreement or Award agreement between the Company and the Participant, in the event and to the extent of the Retirement or Termination and/or, as applicable, the Director Retirement or Director Termination of a Participant from all such roles with the Company during the Restricted Period, any Restricted Share Rights held by the Participant shall immediately terminate and be of no further force or effect; provided, however, that the Board shall have the absolute discretion to modify the Restricted Share Rights, including to provide that the Restricted Period shall terminate immediately prior to the date of such occurrence or allow the Restricted Share Rights to continue in accordance with their original Restricted Periods.

4.7.
Retirement or Termination after Restricted Period

In the event and to the extent of the Retirement or Termination and/or, as applicable, the Director Retirement or Director Termination of the Participant from all such roles with the Company following the Restricted Period and prior to a Deferred Payment Date, the Participant shall be entitled to receive, and the Company shall issue forthwith, Shares in satisfaction of the Restricted Share Rights then held by the Participant.

4.8.
Death or Disability of Participant

In the event of the death or total disability of a Participant, any Shares represented by Restricted Share Rights held by the Participant shall be immediately issued by the Company to the Participant or legal representative of the Participant.

4.9.
Payment of Dividends

Subject to the absolute discretion of the Board, in the event that a dividend (other than a stock dividend) is declared and paid by the Company on the Shares, a Participant may be credited with additional Restricted Share Rights. The number of such additional Restricted Share Rights, if any, will be calculated by dividing (a) the total amount of the dividends that would have been paid to the Participant if the Restricted Share Rights (including Restricted Share Rights in which the Restricted Period has expired but the Shares have not been issued due to a Deferred Payment Date) in the Participant’s account on the dividend record date had been outstanding Shares (and the Participant held no other Shares) by (b) the Fair Market Value of the Shares on the date on which such dividends were paid. If the foregoing results in a fractional Restricted Share Right, the fraction shall be disregarded. Any additional Restricted Share Rights awarded pursuant to this Section will be subject to the same terms and conditions, including, to the extent applicable, any performance conditions and the time of settlement, as the Restricted Share Rights to which they relate.

4.10.
Change of Control

If a Triggering Event occurs within the 12-month period immediately following a Change of Control pursuant to the provisions of Section 2.1(m)(A), (B), (D) or (E) all outstanding Restricted Share Rights shall vest immediately and be settled by the issuance of Shares notwithstanding the Restricted Period and any Deferred Payment Date.

Notwithstanding any provision of this Plan, in the event of a Change of Control, all Arrangement Restricted Share Rights outstanding held by Arrangement Departing Participants shall vest immediately and be settled by the issuance of Shares notwithstanding the Restricted Period and any Deferred Payment Date.

The provisions of this Section 4.10 shall be subject to the terms of any employment agreement between the Participant and the Company.

4.11.
Settlement Basis for Performance Share Units

In respect of Performance Share Units that are accelerated as a result of a Change of Control or the total disability or death of a Participant, unless the Board determines otherwise and subject to any employment agreement or Award agreement between the Company and the Participant, (i) in respect of any performance measurement periods that are completed on or prior to the Change of Control, total disability or death of a Participant, the proportion of Performance Share Units equivalent to the performance measurement periods completed shall be settled by applying a performance multiplier calculated based on the actual performance in respect to such completed periods, and (ii) in respect of any performance measurement periods that are not completed on or prior to the Change of Control, total disability or death of a Participant, the equivalent proportion of Performance Share

Units in respect to such periods shall be settled by applying a performance multiplier of one Share for each Performance Share Unit.

PART 5

DEFERRED SHARE UNITS

5.1.
Deferred Share Unit Grants

The Board may from time to time determine to grant Deferred Share Units to one or more Eligible Directors in a lump sum amount or on regular intervals, based on such formulas or criteria as the Board may from time to time determine. Deferred Share Units will be credited to the Eligible Director’s account when designated by the Board.

5.2.
Deferred Share Unit Grant Letter

Each grant of a Deferred Share Unit under this Plan shall be evidenced by a grant letter or agreement (a “Deferred Share Unit Grant Letter”) issued to the Eligible Director by the Company. Such Deferred Share Unit Grant Letter shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the Board deems appropriate for inclusion in a Deferred Share Unit Grant Letter. The provisions of Deferred Share Unit Grant Letters issued under this Plan need not be identical.

5.3.
Redemption of Deferred Share Units and Issuance of Deferred Shares

The Deferred Share Units held by each Eligible Director who is not a US Taxpayer shall be redeemed automatically and with no further action by the Eligible Director on the 20th business day following the Separation Date for that Eligible Director. For US Taxpayers, Deferred Share Units held by an Eligible Director who is a Specified Employee will be automatically redeemed with no further action by the Eligible Director on the date that is six (6) months following the Separation Date for the Eligible Director, or if earlier, upon such Eligible Director’s death. Upon redemption, the former Eligible Director shall be entitled to receive and the Company shall issue, subject to the limitations set forth in Section 7.1 of this Plan, the number of Shares issued from treasury equal to the number of Deferred Share Units in the Eligible Director’s account, subject to any applicable deductions and withholdings. In the event a Separation Date occurs during a year and Deferred Share Units have been granted to such Eligible Director for that entire year, the Eligible Director will only be entitled to a pro-rated Deferred Share Unit Payment in respect of such Deferred Share Units based on the number of days that he or she was an Eligible Director in such year.

No amount will be paid to, or in respect of, an Eligible Director under this Plan or pursuant to any other arrangement, and no other additional Deferred Share Units will be granted to compensate for a downward fluctuation in the value of the Shares of the Company nor will any other benefit be conferred upon, or in respect of, an Eligible Director for such purpose.

5.4.
Death of Participant

In the event of the death of an Eligible Director, the Deferred Share Units shall be redeemed automatically and with no further action on the 20th business day following the death of an Eligible Director.

5.5.
Payment of Dividends

Subject to the absolute discretion of the Board, in the event that a dividend (other than a stock dividend) is declared and paid by the Company on the Shares, an Eligible Director may be credited with additional Deferred Share Units. The number of such additional Deferred Share Units, if any, will be calculated by dividing (a) the total amount of the dividends that would have been paid to the Eligible Director if the Deferred Share Units in the Eligible Director’s account on the dividend record date had been outstanding Shares (and the Eligible Director held no other Shares), by (b) the Fair Market Value of the Shares on the date on which such dividends were paid. If the foregoing results in a fractional Deferred Share Unit, the fraction shall be disregarded. Any additional Deferred Share Units awarded pursuant to this Section will be subject to the same terms, including the time of settlement, as the Deferred Share Units to which they relate.

PART 6

WITHHOLDING TAXES

6.1.
Withholding Taxes

The Company or any Designated Affiliate may take such steps as are considered necessary or appropriate for the withholding of any taxes or other amounts which the Company or any Designated Affiliate is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Award including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of any Shares to be issued under this Plan, until such time as the Participant has paid the Company or any Designated Affiliate for any amount which the Company or Designated Affiliate is required to withhold by law with respect to such taxes or other amounts. If such tax withholding amounts are satisfied through net settlement or previously owned Shares, the maximum number of Shares that may be so withheld or surrendered shall be the number of Shares that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, provincial, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award. Without limitation to the foregoing, the Board may adopt administrative rules under this Plan, which provide for the automatic sale of Shares (or a portion thereof) in the market upon the issuance of such Shares under this Plan on behalf of the Participant to satisfy withholding obligations under an Award.

PART 7

GENERAL

7.1.
Number of Shares

The aggregate number of Shares that may be issued under this Plan (together with any other securities-based compensation arrangements of the Company in effect from time to time) shall not exceed 28,400,737 Shares, such Shares to be allocated among Awards and Participants in amounts and at such times as may be determined by the Board from time to time. In addition, the aggregate number of Shares that may be issued and issuable under this Plan (when combined with all of the Company’s other security-based compensation arrangements, as applicable),

(a)
to Insiders shall not exceed 10% of the Company’s outstanding issue from time to time;
(b)
to Insiders within any one-year period shall not exceed 10% of the Company’s outstanding issue from time to time; and
(c)
to any one Insider and his or her associates or Affiliates within any one-year period shall not exceed 5% of the Company’s outstanding issue from time to time.

In no event will the number of Shares that may be issued to any one Participant pursuant to Awards under this Plan (when combined with all of the Company’s other security-based compensation arrangement, as applicable) exceed 5% of the Company’s outstanding issue from time to time.

No non-employee director shall be granted Awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed seven hundred thousand US dollars ($700,000) in total value (with the value of any such Awards based on the grant date fair value pursuant to the Financial Accounting Standards Board Accounting Standards Codification Topic 718 or any successor accounting standard). Awards granted to an individual while he or she was serving as an Eligible Employee or Service Provider but not a non-employee director will not count for purposes of this limitation. For greater clarity, in this Plan, securities-based compensation arrangements include securities issued under this Plan and any other compensation arrangements implemented by the Company including stock options, other stock option plans, employee stock purchase plans, stock appreciation right plans, deferred share unit plans, performance share unit plans, restricted share unit plans or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares from treasury, but excludes any compensation arrangement that does not involve the issuance of Shares from treasury and any other compensation arrangements assumed or inherited by the Company in connection with the acquisition of another entity.

For the purposes of this Section 7.1, “outstanding issue” means the total number of Shares, on a non-diluted basis, that are issued and outstanding immediately prior to the date that any Shares are issued or reserved for issuance pursuant to an Award.

For greater clarity, the issuance of Arrangement Restricted Share Rights and Arrangement Deferred Share Units shall not be treated as a new grant of Restricted Share Rights and Deferred Share Units, respectively.

7.2.
Lapsed Awards

If Awards are surrendered, terminated or expire without being exercised in whole or in part, new Awards may be granted covering the Shares not issued under such lapsed Awards, subject to any restrictions that may be imposed by the Toronto Stock Exchange.

7.3.
Adjustment in Shares Subject to this Plan

If there is any change in the Shares through the declaration of stock dividends of Shares, through any consolidations, subdivisions or reclassification of Shares, or otherwise, the number of Shares available under this Plan, the Shares subject to any Award, and the exercise price of any Option shall be adjusted as determined to be appropriate by the Board, and such adjustment shall be effective and binding for all purposes of this Plan.

7.4.
Transferability

Any Awards accruing to any Participant in accordance with the terms and conditions of this Plan shall not be transferable unless specifically provided herein. During the lifetime of a Participant all Awards may only be exercised by the Participant. Awards are non-transferable except by will or by the laws of descent and distribution.

7.5.
Employment

Nothing contained in this Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Company or any Affiliate, or interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment at any time. Participation in this Plan by a Participant is voluntary.

7.6.
Record Keeping

The Company shall maintain a register in which shall be recorded:

(a)
the name and address of each Participant;
(b)
the number of Awards granted to each Participant and relevant details regarding such Awards; and
(c)
such other information as the Board may determine.
7.7.
Necessary Approvals

This equity incentive plan of the Corporation shall become effective on the Arrangement Effective Date as contemplated in the Plan of Arrangement and subject to (a) the approval of the Toronto Stock Exchange and the New York Stock Exchange and (b) applicable shareholder approval.

7.8.
Amendments to Plan

The Board shall have the power to, at any time and from time to time, either prospectively or retrospectively, amend, suspend or terminate this Plan or any Award granted under this Plan without shareholder approval, including, without limiting the generality of the foregoing: changes of a clerical or grammatical nature, changes regarding the persons eligible to participate in this Plan, changes to the exercise price, vesting, term and termination provisions of the Award, changes to the Cashless Surrender Right provisions, changes to the authority and role of the Board under this Plan, and any other matter relating to this Plan and the Awards that may be granted hereunder, provided however that:

(a)
such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Shares are listed;
(b)
no amendment to this Plan or to an Award granted hereunder will have the effect of impairing, derogating from or otherwise adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award;

(c)
the expiry date of an Option Period in respect of an Option shall not be more than ten (10) years from the date of grant of an Option except as expressly provided in Section 3.4;
(d)
the Directors shall obtain shareholder approval of:
(i)
any amendment to the number of Shares specified in Section 7.1;
(ii)
any amendment to the limitations on Shares that may be reserved for issuance, or issued, to Insiders, or remove participation limits on non-employee directors or increase the amounts of participation limits on non-employee directors;
(iii)
any amendment that would (A) reduce the exercise price of an outstanding Option other than pursuant to Section 7.3, (B) grant a new Option or other Award in substitution for, or upon the cancellation of, any previously granted Option that has the effect of reducing the exercise price thereof, (C) exchange any Option for Shares, cash or other consideration when the exercise price per Share under such Option equals or exceeds the Fair Market Value of a Share, or (D) take such action to be considered a “repricing” of an Option under the applicable listing standards of the national securities exchange on which the Shares are listed (if any);
(iv)
any amendment that would extend the expiry date of the Option Period in respect of any Option granted under this Plan except as expressly contemplated in Section 3.4;
(v)
any amendment to permit Options to be transferred other than for normal estate settlement purposes; or
(vi)
any amendment to reduce the range of amendments requiring shareholder approval contemplated in this Section.

If this Plan is terminated, the provisions of this Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award or any rights pursuant thereto remain outstanding and, notwithstanding the termination of this Plan, the Board shall remain able to make such amendments to this Plan or the Award as they would have been entitled to make if this Plan were still in effect.

7.9.
No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of this Plan.

7.10.
Section 409A

It is intended that any payments under the Plan to US Taxpayers shall be exempt from or comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes and penalties under Section 409A of the Code.

7.11.
Compliance with Applicable Law, etc.

If any provision of this Plan or any agreement entered into pursuant to this Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or this Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

All Awards and securities which may be acquired pursuant to the exercise of the Awards to be issued pursuant to the Plan will be issued pursuant to the registration requirements of the U.S. Securities Act and applicable state securities laws or an exemption or exclusion from such registration requirements.

7.12.
Clawback and Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

7.13.
Term of the Plan

Once effective in accordance with Section 7.7, this Plan shall remain in effect until it is terminated by the Board.

PART 8

ADMINISTRATION OF THIS PLAN

8.1.
Administration by the Committee
(a)
Unless otherwise determined by the Board, this Plan shall be administered by the Governance, Nomination, Compensation and Leadership Committee (the “Committee”) or equivalent committee appointed by the Board and constituted in accordance with such Committee’s charter.
(b)
The Committee shall have the power, where consistent with the general purpose and intent of this Plan and subject to the specific provisions of this Plan, to:
(i)
adopt and amend rules and regulations relating to the administration of this Plan and make all other determinations necessary or desirable for the administration of this Plan. The interpretation and construction of the provisions of this Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency; and
(ii)
otherwise exercise the powers delegated to the Committee by the Board and under this Plan as set forth herein.
8.2.
Board Role
(a)
The Board, on the recommendation of the Committee or of its own volition, shall determine and designate from time to time the individuals to whom Awards shall be made, the amounts of the Awards and the other terms and conditions of the Awards. The Board may delegate this authority as it sees fit, including as set forth in Section 3.3.
(b)
The Board may delegate any of its responsibilities or powers under this Plan to (i) the Committee, or (ii) the CEO as set forth in Section 3.3.
(c)
In the event the Committee or, in respect of the Delegated Options, the CEO, is unable or unwilling to act in respect of a matter involving this Plan, the Board shall fulfill the role of the Committee (or CEO, as the case may be) provided for herein.

PART 9

plan of arrangement

9.1.
Plan of Arrangement

This equity incentive plan contemplates the Plan of Arrangement. To the extent applicable, it is intended that the Outstanding Restricted Share Rights and the Outstanding Deferred Share Units will be exchanged for Arrangement Restricted Share Rights and Arrangement Deferred Share Units, respectively, pursuant to the Plan of Arrangement on a tax-deferred basis under subsection 7(1.4) of the Income Tax Act (Canada).

9.2.
Arrangement Restricted Share Rights
(a)
For all purposes under the Plan, the date on which an Arrangement Restricted Share Right is granted for purposes of the Plan shall be deemed to be the date of the grant of the Outstanding Restricted Share Right for which such Arrangement Restricted Share Right was exchanged as part of the Plan of Arrangement and, except as set out herein or in the Plan of Arrangement and with such adjustments as the circumstances require, the Arrangement Restricted Share Right shall be deemed (unless otherwise determined by the Board) to have the same terms and conditions (including vesting and expiration) as the Outstanding

Restricted Share Right for which such Arrangement Restricted Share Right was exchanged as part of the Plan of Arrangement.
(b)
With respect to Arrangement Restricted Share Rights that replace Performance Share Units (as defined in the Remainco Equity Incentive Plan), all such Arrangement Restricted Share Rights shall (unless otherwise determined by the Board) be subject to the same time based vesting period as the Performance Share Units they replace and upon vesting such Arrangement Restricted Share Rights shall be fully satisfied by the issuance of one Share (unless otherwise determined by the Board) irrespective of the applicable performance multiplier to which the Performance Share Unit was subject. Notwithstanding the foregoing, Arrangement Restricted Share Rights that replace Performance Share Units that were fully vested and outstanding prior to the Arrangement Effective Time may be settled by the Company in accordance with the performance multiplier applicable to the Performance Share Units replaced.
(c)
In addition, notwithstanding anything contained herein to the contrary, in respect of each person who was a “Participant” as defined in the Remainco Equity Incentive Plan immediately prior to the Arrangement Effective Time, who does not become an Eligible Director or Eligible Employee due to or in connection with the Arrangement (each such person, an “Arrangement Departing Participant”), and who remains a director, officer or employee of Remainco or any Remainco Designated Affiliate, or provides ongoing services for Remainco or any Remainco Designated Affiliate and complies with the definition of “consultant” or “advisor” as set forth in Form S-8 (a “Remainco Service Provider”), all Arrangement Restricted Share Rights (other than those issued pursuant to paragraph (b)) issued to Arrangement Departing Participants that replace Outstanding Restricted Share Rights shall (unless otherwise determined by the Board) immediately vest and the underlying Shares shall be issued to the holder of such Arrangement Restricted Share Rights as soon as practicable by the Company following the Arrangement Effective Date (provided that the Company may establish a schedule for the settlement of Arrangement Restricted Share Rights to ensure the orderly sale of Shares in the markets to satisfy tax withholding obligations), which Arrangement Restricted Share Rights shall then be cancelled.
(d)
With respect to Arrangement Restricted Share Rights issued to an Arrangement Departing Participant that are not immediately vested, upon such Arrangement Departing Participant ceasing to be a director, officer or employee of Remainco or any Remainco Designated Affiliates, or a Remainco Service Provider, as applicable, such Arrangement Departing Participant shall be treated for the purposes of this Plan as having ceased to be so employed with the Company and its Designated Affiliates and such Arrangement Departing Participant’s Arrangement Restricted Share Rights shall be dealt with in accordance with Section 4.6 of this Plan.
9.3.
Arrangement Deferred Share Units
(a)
For all purposes under the Plan, the date on which an Arrangement Deferred Share Unit is granted for purposes of the Plan shall be deemed to be the date of the grant of the Outstanding Deferred Share Unit for which such Arrangement Deferred Share Unit was exchanged as part of the Plan of Arrangement and, except as set out herein or in the Plan of Arrangement and with such adjustments as the circumstances require, the Arrangement Deferred Share Unit shall be deemed (unless otherwise determined by the Board) to have the same terms and conditions (including vesting and expiration) as the Outstanding Deferred Share Unit for which such Arrangement Deferred Share Unit was exchanged as part of the Plan of Arrangement.
(b)
Notwithstanding anything contained herein to the contrary, (unless otherwise determined by the Board) all Arrangement Deferred Share Units issued to Arrangement Departing Participants shall immediately vest and the underlying Shares shall be issued to the holder of such Arrangement Deferred Share Units as soon as practicable by the Company following the Arrangement Effective Date (provided that the Company may establish a schedule for the settlement of Arrangement Deferred Share Units to ensure the orderly sale of Shares in the markets to satisfy tax withholding obligations), which Arrangement Deferred Share Units shall then be cancelled.

Lithium Americas Corp.

3260 – 666 Burrard St,

Vancouver, BC V6C 2X8 Canada

+1 (778) 656-5820

info@lithiumamericas.com

www.lithiumamericas.com

NYSE and TSX: LAC

Follow us at @LithiumAmericas

SCAN TO VIEW MATERIALS & VOTEw LITHIUM AMERICAS CORP. 3260 - 666 BURRARD ST VANCOUVER, BC V6C 2X8 CANADA VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 a.m. Pacific Time on June 9, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form During The Meeting - Go to www.virtualshareholdermeeting.com/LAC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 9:00 a.m. Pacific Time on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V73155-P25214 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LITHIUM AMERICAS CORP. The Board of Directors recommends you vote FOR the following proposals: 1. Number of Directors To set the Number of Directors at eight (8). 2. Election of Directors 2a. Kelvin Dushnisky 2b. Michael Brown 2c. Fabiana Chubbs 2d. Jonathan Evans 2e. Yuan Gao 2f. Zach Kirkman 2g. Jinhee Magie 2h. Philip Montgomery For Against ! ! For Withhold 3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. 4. Approval of the Adoption of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan To consider and, if deemed appropriate, to approve, with or without variation, an ordinary resolution, substantially in the form set out in the proxy statement for the 2025 Annual and Special Meeting of Shareholders of the Corporation under the heading Proposal No. 4: Approval of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan – Approval of the A&R Plan Resolution approving the adoption of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan, as more particularly described in such proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For Withhold For Against Abstain If you wish to appoint someone other than the Management Nominees named on the reverse side of this card, you must check the box here and write in their name on the reverse side of this card. Please do not check the box unless you want to exercise this voting option. Authorized Signature(s) – This section must be completed for your instruction to be executed. I/We authorized you to act in accordance with my/our instructions set above. I/We hereby revoke any proxy previously given with respect to the meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by Management. Interim Financial Statements Mark this box if you would like to receive Quarterly Reports, containing quarterly financial statements and MD&A, on Form 10-Q by mail. Annual Financial Statements Mark this box if you would like to receive the Annual Report, containing annual financial statements and MD&A, on Form 10-K by mail. Yes No Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting: Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V73156-P25214 LITHIUM AMERICAS CORP. ANNUAL AND SPECIAL MEETING TO BE HELD ON JUNE 11, 2025 9:00 AM (PACIFIC TIME) THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Appointment of Proxyholder I/We being holder(s) of common shares of Lithium Americas Corp. (the “Corporation”) hereby appoint: Executive Chair, Kelvin Dushnisky, or failing him, President and Chief Executive Officer, Jonathan Evans, or failing him, Executive Vice President and Chief Financial Officer, Luke Colton, or failing him, Senior Vice President, General Counsel and Corporate Secretary, Edward Grandy (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein box as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held by live webcast on www.virtualshareholdermeeting.com/LAC2025 on June 11, 2025 at 9:00 am, (Pacific Time) and at any adjournment or postponement thereof. This Form of Proxy is solicited by and on behalf of the Board of Directors Notes to proxy: 1. In this document, "holder", "you" and "your" mean a holder of common shares of Lithium Americas Corp. 2. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxy holder in the space provided. 3. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another person (e.g., an estate, trust or minor), you must provide your name and designation of office (e.g., ABC Inc. per John Smith, President) and you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 4. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 5. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was received by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed above, this proxy will be voted as recommended by Management. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and proxy statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law, whether or not the amendments, variations or other items of business that come before the meeting are routine or contested. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 9:00 am, Pacific Time, on Monday, June 9, 2025.